UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report September 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	NSSIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO & CEO at Symphony, Ross Sakamoto, CFA and Co-Director of Equity and Joel Drescher, Co-Director of Equity serve as the portfolio managers for five Funds, while Marc Snyder is Co-Portfolio Manager for the Nuveen Symphony Small Cap Core Fund and the Nuveen Symphony Low Volatility Equity Fund. Here the managers discuss U.S. economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2014.

On October 4, 2013, the Nuveen Mid Cap Select Fund was merged into the Nuveen Symphony Mid-Cap Core Fund.

On October 29, 2013, the Nuveen Quantitative Enhanced Core Equity Fund was reorganized into the Nuveen Symphony Low Volatility Equity Fund.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down 16%-17% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

Assets across the risk spectrum posted generally positive returns for the trailing twelve months as investor sentiment and risk aversion fluctuated throughout the reporting period. The volatility experienced by most market participants during the fall was driven largely by a confluence of factors such as rising concerns over the pace of growth both domestically and globally, geopolitical tensions emanating from the Middle East and Europe and interest rate concerns.

The U.S. equity markets posted strong returns during the reporting period, supported by strong corporate earnings, positive economic reports and continued accommodative monetary policy. Large-cap U.S. stocks, as measured by the S&P 500® Index, ended the reporting period with a 19.73% return, hitting record price levels throughout the reporting period. The small- and mid-cap segments produced returns of 3.93% and 15.83%, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. The best-performing areas of the U.S. equity market during the year included the technology, health care, consumer staples and materials & producers sectors. Developed markets posted a twelve-month return of 4.25% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets narrowly underperformed the developed world, ending the reporting period with a 4.30% return, as measured by the MSCI Emerging Markets Index.

How did the Funds perform during the twelve-month reporting period ended September 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds’ for the one-year, five-year and since inception periods ended September 30, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month period ended September 30, 2014?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and the Lipper International Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Fund selects securities using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

Symphony’s industry-focused analysts draw upon a broad range of resources to identify potential investments, including:

•	Top down insights about the impact of macro-economic and geo-political developments on industry profitability;

•	Discussions with industry leaders, sell-side counterparties, and other contacts

•	Ongoing collaboration with Symphony’s credit team; and

•	Disciplined and efficient proprietary quantitative systems.

Analysts conduct rigorous fundamental analysis of each potential investment. The company’s business model, capital structure and competitive landscape are evaluated. Prior to a position entering the portfolio, valuation is assessed and potential catalysts are identified.

The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive

6	Nuveen Investments

on a relative basis. Through daily meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, positions in the U.K., Netherlands and China contributed positively to relative performance. Currency effects also contributed to performance relative to the MCSI EAFE Index. The health care, industrials and information technology sectors contributed to performance versus the benchmark. The U.K. based pharmaceutical company Shire plc was the top contributor to portfolio returns. The company’s share price surged on the back of receiving multiple takeover bids from U.S.-based AbbVie Inc.

Shares of Novartis AG also contributed positively to the Fund’s performance. The multi-national pharmaceutical company reported positive top and bottom line results during the most recent quarter. Company management also made several decisions during the reporting period that investors viewed as favorable, including the sale of its diagnostics and animal health care businesses.

Lastly, Ashtead Group PLC also contributed to performance. Shares of the rental and leasing services company rose during the first quarter as management raised guidance ahead of analysts’ previous expectations.

The Fund’s positions in Australia, Luxembourg and Portugal underperformed relative to the benchmark. Sectors that detracted from relative performance included consumer staples, materials and financials. The shares of UBS AG hurt performance as ongoing litigation and regulatory issues in relation to the investment banking division weighed on investor sentiment.

Also detracting were positions in the pharmaceutical company GlaxoSmithKline. The stock suffered when sales and earnings missed expectations during the reporting period. We no longer hold any positions in GlaxoSmithKline.

Lastly, Nitto Denko Corporation detracted from performance. Shares traded down as the electronic material and components manufacturer missed consensus earnings estimates due to weaker than expected orders.

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Nuveen Symphony Large-Cap Growth Fund utilizes a multi-faceted process to invest in high quality companies with strong growth potential and attractive valuations.

Symphony’s industry-focused analysts draw upon a broad range of resources to identify potential investments, including:

•	Top down insights about the impact of macro-economic and geo-political developments on industry profitability;

•	Discussions with industry leaders, sell-side counterparties, and other contacts;

•	Ongoing collaboration with Symphony’s credit team; and

•	Disciplined and efficient proprietary quantitative systems.

Analysts conduct rigorous fundamental analysis of each potential investment. The company’s business model, capital structure, and competitive landscape are evaluated. Prior to a position entering the portfolio, valuation is assessed and potential catalysts are identified.

The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through daily meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

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Portfolio Managers’ Comments (continued)

During the reporting period the health care, technology and materials & processing sectors contributed positively to relative performance. In particular, positions in Gilead Sciences, Inc. contributed to results as shares rose due to the favorable launch of a new Hepatitis C drug. This, combined with management’s ongoing share repurchase program, has helped propel the stock higher. Another top contributor was Allergan, which contributed to results as shares rose when the company received a hostile takeover bid from Valeant Pharmaceuticals International.

In addition, an overweight in Actavis Inc. contributed as shares rose during the reporting period. The company beat analysts’ expectations, as well as continued synergistic merger and acquisition (M&A) activity with an acquisition bid for Forest Laboratories, Inc.

Performance was also positively impacted by an overweight position in Google Inc. The company beat analysts’ expectations on several key metrics including Google Sites revenues as well as operating and gross profit dollars.

The consumer discretionary, consumer staples and financial services sectors negatively impacted the Fund’s relative performance during the reporting period. Performance was negatively impacted by positions in Finisar Corporation. Shares in the optical component company declined after reporting poor gross margins and earnings that missed street expectations. This prompted several sell side analyst downgrades to the stock and lower forward earnings estimates.

Also detracting was a position in Michael Kors Holdings Limited. In spite of reporting solid revenues and earnings, shares in the specialty retailer declined due to an increase in mark-downs and cautious sales guidance. This prompted several sell side analyst downgrades and lower forward earnings estimates.

Lastly, performance was negatively impacted by a position in General Motors Company. Poor winter weather dampened sales and mismanagement of a defective ignition switch led to a very negative portrayal of the company, which prompted analyst downgrades.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period. Volatility of the portfolio, as measured by standard deviation of monthly returns, was slightly lower than the index during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with varying market capitalizations.

Symphony takes a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management to potentially provide long term capital appreciation with lower volatility than the broad equity market.

Symphony’s industry-focused analysts draw upon a broad range of resources to identify potential investments, including:

•	Top down insights about the impact of macro-economic and geo-political developments on industry profitability;

•	Discussions with industry leaders, sell-side counterparties, and other contacts;

•	Ongoing collaboration with Symphony’s credit team; and

•	Disciplined and efficient proprietary quantitative systems.

Analysts conduct rigorous fundamental analysis of each potential investment. The company’s business model, capital structure and competitive landscape are evaluated. Prior to a position entering the portfolio, valuation is assessed and potential catalysts are identified.

The portfolio invests predominately in large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through daily meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

Overall, health care, technology and producer durables holdings contributed positively to relative performance versus the Russell 1000® Index. In particular, an overweight position in Apple, Inc. contributed as shares rose during the most recent quarter. The company reported better than expected earnings as iPhone sales continue to be robust and the firm expanded its gross margins.

8	Nuveen Investments

Also contributing to performance were shares of SemGroup Corporation. The company reported inline second quarter 2014 earnings and reaffirmed guidance. We continue to own the shares and think the second half of 2014 will be favorable for the company, as the firm is a beneficiary of new energy investments and is a very viable takeout candidate. In addition, an overweight in Actavis Inc. contributed as shares rose during the reporting period. The company beat analysts’ expectations, as well as continued synergistic merger and acquisition (M&A) activity with an acquisition bid for Forest Laboratories, Inc.

The Fund’s holdings in the consumer discretionary, financial services and utilities sectors negatively impacted performance during the reporting period. Detracting from performance was Ocwen Financial Corporation, a provider of residential and commercial mortgage loan servicing, special servicing and asset management services. Shares declined after the company missed earnings expectations during the second quarter. Also in February, it was announced the company was being investigated by New York’s department of Financial Services. Shares fell sharply after the news was announced.

Also detracting from performance were shares of Chevron Corporation, one of the nation’s largest oil and gas companies. Geopolitical and macroeconomic events continued to affect the company’s revenue streams and operations, causing short- to medium-term uncertainty.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV, outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the Russell Midcap® Index during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

Symphony’s industry-focused analysts draw upon a broad range of resources to identify potential investments, including:

•	Top down insights about the impact of macro-economic and geo-political developments on industry profitability;

•	Discussions with industry leaders, sell-side counterparties, and other contacts;

•	Ongoing collaboration with Symphony’s credit team; and

•	Disciplined and efficient proprietary quantitative systems.

Analysts conduct rigorous fundamental analysis of each potential investment. The company’s business model, capital structure, and competitive landscape are evaluated. Prior to a position entering the portfolio, valuation is assessed and potential catalysts are identified.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through daily meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund’s holdings in the health care, technology and consumer staples sectors contributed positively to relative performance. In particular, holdings of Actavis Inc. contributed as shares rose during the reporting period. The company beat analysts’ expectations, as well as continued synergistic merger and acquisition (M&A) activity with an acquisition bid for Forest Laboratories, Inc.

Performance was also positively impacted by positions in HCA Holdings Inc., one of the nation’s leading provider of health care services, comprised of locally managed facilities. Shares rose due to favorable trends in hospital utilization.

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Portfolio Managers’ Comments (continued)

The consumer discretionary, financial services and energy sectors negatively impacted the Fund’s relative performance during the reporting period. Within the consumer discretionary sector, shares of Kate Spade & Company hurt performance. The company had a solid first half of 2014 but sold off in the third quarter after executives on a conference call stated that promotions would weigh on the company’s profit margins this year.

Also detracting from performance was Ocwen Financial Corporation, a provider of residential and commercial mortgage loan servicing, special servicing and asset management services. Shares declined after the company missed earnings expectations during the second quarter. Also in February, it was announced the company was being investigated by New York’s department of Financial Services. Shares fell sharply after the news was announced.

Lastly, an overweight to the Medicines Company hurt performance. Medicines Company share price fell due to a series of earning misses. We have since exited the position.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index, but underperformed the Lipper Small Cap-Core Funds Classification Average and during the abbreviated period from December 10, 2013 through September 30, 2014, the period of time since the commencement of its operations.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

Alpha generation is driven by selecting companies within the following three investable themes:

•	Corporate events;

•	Hidden assets; and

•	Misunderstood value.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through daily meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the abbreviated reporting period, the Fund benefited from energy, technology and materials and processing holdings. Contributing to relative performance were shares of SemGroup Corporation. The company reported inline second quarter 2014 earnings and reaffirmed guidance.

Also contributing to performance were positions in Manhattan Associates Inc. during the reporting period as the software company benefited from the e-commerce shifts towards multi-channel fulfillment.

The Fund’s holdings in the producer durables and financial services negatively impacted performance during the abbreviated reporting period. Negatively impacting performance where the shares of Ocwen Financial Corporation, a specialty mortgage service provider. Shares declined after the company missed earnings expectations during the second quarter. Also in February, it was announced the company was being investigated by New York’s department of Financial Services. Shares fell sharply after the news was announced.

Positions in the Medicines Company also hurt performance as share prices fell to a series of earning misses earlier in the year. We have since exited the position.

Lastly, shares of Cumulus Media, Inc. were also a top detractor for the reporting period. The company reported an unexpected slowdown in advertising that raised concerns over the radio industry at large. We continue to hold this position.

10	Nuveen Investments

Risk

Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.25%	7.33%	(0.04)%
Class A Shares at maximum Offering Price	(0.83)%	6.07%	(0.97)%
MSCI EAFE® Index	4.25%	6.56%	0.54%
Lipper International Multi-Cap Growth Funds Classification Average	3.07%	6.78%	0.32%

Class C Shares	4.48%	6.52%	(0.79)%
Class R3 Shares	5.01%	7.08%	(0.28)%
Class I Shares	5.55%	7.60%	0.21%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	3.19%	3.91%	3.45%	2.81%
Net Expense Ratios	1.36%	2.11%	1.61%	1.11%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.04%	17.01%	8.79%
Class A Shares at maximum Offering Price	13.13%	15.63%	7.96%
Russell 1000® Growth Index	19.15%	16.50%	8.28%
Lipper Multi-Cap Growth Funds Classification Average	14.55%	15.09%	7.21%

Class C Shares	19.13%	16.12%	7.98%
Class R3 Shares	19.76%	16.71%	8.50%
Class I Shares	20.31%	17.27%	9.05%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/05/06. Class A, C and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.21%	1.96%	1.46%	0.96%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	19.86%	15.81%	6.97%
Class A Shares at maximum Offering Price	12.97%	14.44%	6.07%
Russell 1000® Index	19.01%	15.90%	6.26%
S&P 500® Index	19.73%	15.70%	6.02%
Lipper Large-Cap Core Funds Classification Average	17.41%	14.20%	5.24%

Class C Shares	19.01%	14.95%	6.16%
Class I Shares	20.17%	16.10%	7.23%

Since inception returns are from 9/28/07. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.72%	3.49%	2.51%
Net Expense Ratios	1.02%	1.77%	0.77%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.45% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.01%	15.11%	7.77%
Class A Shares at maximum Offering Price	8.38%	13.76%	7.01%
Russell Midcap® Index	15.83%	17.19%	8.64%
Lipper Mid-Cap Core Funds Classification Average	11.86%	14.63%	7.30%

Class C Shares	14.15%	14.26%	6.97%
Class R3 Shares	14.72%	14.83%	7.49%
Class I Shares	15.30%	15.41%	8.05%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charged expenses, which are primarily differences in distribution and service fees. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.97%	3.73%	3.24%	2.72%
Net Expense Ratios	1.37%	2.12%	1.62%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Cumulative Total Returns as of September 30, 2014

Cumulative
Since Inception
Class A Shares at NAV	0.15%
Class A Shares at maximum Offering Price	(5.61)%
Russell 2000® Index	(0.53)%
Lipper Small Cap-Core Funds Classification Average	0.50%

Class C Shares	(0.45)%
Class I Shares	0.35%

Since inception returns are from 12/10/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.47%	2.22%	1.22%
Net Expense Ratios	1.40%	2.15%	1.15%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2015 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding

Summaries as of September 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Exchange-Traded Funds	0.5%
Short-Term Investments	1.1%
Other Assets Less Liabilities	0.3%

Country Allocation

(% of net assets)

Japan	20.0%
United Kingdom	19.6%
Germany	8.2%
Switzerland	7.5%
France	7.2%
Netherlands	5.8%
Hong Kong	4.5%
Norway	3.2%
Ireland	2.9%
Israel	2.6%
Other Countries	16.6%
Exchange-Traded Funds	0.5%
Short-Term Investments	1.1%
Other Assets Less Liabilities	0.3%

Portfolio Composition

(% of net assets)

Pharmaceuticals	12.0%
Banks	9.6%
Chemicals	8.0%
Oil, Gas & Consumable Fuels	7.6%
Insurance	6.8%
Automobiles	3.8%
Metals & Mining	3.5%
Trading Companies & Distributors	3.2%
Food Products	3.1%
Electrical Equipment	2.5%
Aerospace & Defense	2.3%
Capital Markets	2.0%
Diversified Telecommunication Services	1.9%
Food & Staples Retailing	1.9%
Machinery	1.9%
Beverages	1.7%
Real Estate Management & Development	1.7%
Personal Products	1.6%
Wireless Telecommunication Services	1.6%
Electronic Components	1.6%
Other Industries	19.8%
Exchange-Traded Funds	0.5%
Short-Term Investments	1.1%
Other Assets Less Liabilities	0.3%

Top 5 Common Stocks Holdings

(% of net assets)

Royal Dutch Shell PLC, Class B Shares	2.9%
Bayer AG	1.9%
Toyota Motor Corporation	1.8%
Novartis AG	1.7%
Shire plc, ADR	1.5%

24	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Exchange-Traded Funds	0.2%
Short-Term Investments	0.1%
Other Assets Less Liabilities	0.6%

Portfolio Composition

(% of net assets)

Computers & Peripherals	6.7%
Internet Software & Services	6.6%
Media	6.3%
Biotechnology	5.9%
Software	5.7%
IT Services	4.4%
Pharmaceuticals	4.0%
Chemicals	3.9%
Specialty Retail	3.7%
Beverages	3.2%
Oil, Gas & Consumable Fuels	3.0%
Aerospace & Defense	2.9%
Health Care Providers & Services	2.8%
Energy Equipment & Services	2.7%
Semiconductors & Semiconductor Equipment	2.5%
Road & Rail	2.3%
Food Products	2.3%
Machinery	2.3%
Textiles, Apparel & Luxury Goods	2.3%
Capital Markets	2.2%
Internet & Catalog Retail	2.1%
Diversified Telecommunication Services	2.1%
Other Industries	19.2%
Exchange-Traded Funds	0.2%
Short-Term Investments	0.1%
Other Assets Less Liabilities	0.6%

Top 5 Common Stocks Holdings

(% of net assets)

Apple, Inc.	6.4%
Google Inc., Class A	4.1%
Microsoft Corporation	3.2%
Walt Disney Company	2.2%
Verizon Communications Inc.	2.1%

Nuveen Investments	25

Holding Summaries as of September 30, 2014 (continued)

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Exchange-Traded Funds	0.3%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(0.7)%

Portfolio Composition

(% of net assets)

Pharmaceuticals	8.6%
Oil, Gas & Consumable Fuels	7.7%
Specialty Retail	5.3%
Aerospace & Defense	4.7%
Computers & Peripherals	4.4%
Banks	4.1%
Media	3.9%
Software	3.7%
Biotechnology	3.5%
Health Care Providers & Services	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Internet Software & Services	3.1%
Chemicals	3.1%
Insurance	3.0%
IT Services	2.8%
Food Products	2.7%
Road & Rail	2.6%
Multiline Retail	2.6%
Real Estate Investment Trust	2.5%
Consumer Finance	2.3%
Health Care Equipment & Supplies	2.3%
Commercial Services & Supplies	2.0%
Other Industries	18.3%
Exchange-Traded Funds	0.3%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(0.7)%

Top 5 Common Stocks Holdings

(% of net assets)

Apple, Inc.	3.7%
Microsoft Corporation	2.4%
Pfizer Inc.	2.2%
Wells Fargo & Company	2.1%
Actavis Inc.	1.9%

26	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.0%
Other Assets Less Liabilities	2.0%

Portfolio Composition

(% of net assets)

Capital Markets	6.4%
Insurance	5.7%
Real Estate Investment Trust	5.5%
Health Care Providers & Services	5.3%
Oil, Gas & Consumable Fuels	4.8%
Specialty Retail	4.7%
Machinery	4.5%
Semiconductors & Semiconductor Equipment	3.9%
Chemicals	3.6%
Food Products	3.5%
Hotels, Restaurants & Leisure	3.2%
Multiline Retail	2.9%
Internet & Catalog Retail	2.6%
Internet Software & Services	2.4%
Energy Equipment & Services	2.3%
Communication Equipment	2.2%
Health Care Equipment & Supplies	2.1%
Pharmaceuticals	1.9%
Beverages	1.8%
Banks	1.8%
Computers & Peripherals	1.8%
Electric Utilities	1.7%
IT Services	1.7%
Airlines	1.7%
Other Industries	20.0%
Other Assets Less Liabilities	2.0%

Top 5 Common Stock Holdings

(% of net assets)

Wyndham Worldwide Corporation	1.8%
Facebook Inc., Class A Shares	1.7%
Ameriprise Financial Inc.	1.6%
Actavis Inc.	1.5%
Avago Technologies Limited	1.4%

Nuveen Investments	27

Holding Summaries as of September 30, 2014 (continued)

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	(0.3)%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	9.3%
Insurance	7.2%
Real Estate Investment Trust	6.7%
IT Services	5.4%
Software	5.3%
Health Care Providers & Services	5.0%
Machinery	4.8%
Banks	4.4%
Chemicals	3.9%
Capital Markets	3.8%
Trading Companies & Distributors	3.5%
Media	3.3%
Health Care Equipment & Supplies	3.1%
Specialty Retail	2.6%
Hotels, Restaurants & Leisure	2.6%
Electronic Equipment, Instruments & Components	2.4%
Electrical Equipment	2.3%
Commercial Services & Supplies	2.1%
Paper & Forest Products	1.9%
Electric Utilities	1.8%
Other Industries	18.4%
Exchange-Traded Funds	0.5%
Other Assets Less Liabilities	(0.3)%

Top 5 Common Stocks Holdings

(% of net assets)

SemGroup Corporation, A Shares	2.1%
Pacwest Bancorp	1.7%
Starz, Class A	1.7%
H&E Equipment Services, Inc.	1.6%
CommScope Holding Company Inc.	1.6%

28	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2014.

The beginning of the period for the Funds is April 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$987.90	$984.00	$986.80	$989.40
Expenses Incurred During the Period	$6.73	$10.44	$7.92	$5.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.54	$1,017.10	$1,019.55
Expenses Incurred During the Period	$6.83	$10.61	$8.04	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.59% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (continued)

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,067.80	$1,063.80	$1,066.50	$1,069.00
Expenses Incurred During the Period	$6.06	$9.93	$7.36	$4.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.20	$1,015.44	$1,017.95	$1,020.46
Expenses Incurred During the Period	$5.92	$9.70	$7.18	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42% and 0.92% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.80	$1,057.90	$1,063.10
Expenses Incurred During the Period	$5.43	$9.29	$4.14
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,016.04	$1,021.06
Expenses Incurred During the Period	$5.32	$9.10	$4.05

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80% and 0.80% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.60	$1,024.00	$1,026.50	$1,029.00
Expenses Incurred During the Period	$7.01	$10.81	$8.28	$5.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.15	$1,014.39	$1,016.90	$1,019.40
Expenses Incurred During the Period	$6.98	$10.76	$8.24	$5.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$957.90	$954.50	$959.40
Expenses Incurred During the Period	$6.72	$10.39	$5.50
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.44	$1,019.45
Expenses Incurred During the Period	$6.93	$10.71	$5.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12% and 1.12% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	31

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Symphony International Equity Fund	Nuveen Symphony Large- Cap Growth Fund	Nuveen Symphony Low Volatility Equity Fund	Nuveen Symphony Mid- Cap Core Fund	Nuveen Symphony Small Cap Core Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	422,586	2,029,904	1,800,253	1,068,234	50,000
Against	—	30,858	5,272	464	—
Abstain	776	30,216	1,811	4,617	—
Broker Non-Votes	21,324	688,051	149,081	361,725	—
Total	444,686	2,779,029	1,956,417	1,435,040	50,000

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

e. Nuveen Fund Advisors and Symphony Asset Management LLC
For	422,586	2,010,054	1,799,343	1,067,427	50,000
Against	—	46,628	5,272	1,222	—
Abstain	776	34,296	2,721	4,666	—
Broker Non-Votes	21,324	688,051	149,081	361,725	—
Total	444,686	2,779,029	1,956,417	1,435,040	50,000

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	422,586	2,015,870	1,798,947	1,065,941	—
Against	—	41,876	5,524	2,040	—
Abstain	776	33,233	2,864	5,334	—
Broker Non-Votes	21,324	688,050	149,082	361,725	—
Total	444,686	2,779,029	1,956,417	1,435,040	—
Approval of the Board Members was reached as follows:

William Adams IV
For	69,861,145	69,861,145	69,861,145	69,861,145	69,861,145
Withhold	1,015,555	1,015,555	1,015,555	1,015,555	1,015,555
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

32	Nuveen Investments

	Nuveen Symphony International Equity Fund	Nuveen Symphony Large- Cap Growth Fund	Nuveen Symphony Low Volatility Equity Fund	Nuveen Symphony Mid- Cap Core Fund	Nuveen Symphony Small Cap Core Fund
Robert P. Bremner
For	69,777,145	69,777,145	69,777,145	69,777,145	69,777,145
Withhold	1,099,555	1,099,555	1,099,555	1,099,555	1,099,555
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Jack B. Evans
For	69,793,525	69,793,525	69,793,525	69,793,525	69,793,525
Withhold	1,083,175	1,083,175	1,083,175	1,083,175	1,083,175
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

William C. Hunter
For	69,790,443	69,790,443	69,790,443	69,790,443	69,790,443
Withhold	1,086,257	1,086,257	1,086,257	1,086,257	1,086,257
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

David J. Kundert
For	69,838,324	69,838,324	69,838,324	69,838,324	69,838,324
Withhold	1,038,376	1,038,376	1,038,376	1,038,376	1,038,376
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

John K. Nelson
For	69,866,847	69,866,847	69,866,847	69,866,847	69,866,847
Withhold	1,009,853	1,009,853	1,009,853	1,009,853	1,009,853
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

William J. Schneider
For	69,852,110	69,852,110	69,852,110	69,852,110	69,852,110
Withhold	1,024,590	1,024,590	1,024,590	1,024,590	1,024,590
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Thomas S. Schreier, Jr.
For	69,841,982	69,841,982	69,841,982	69,841,982	69,841,982
Withhold	1,034,718	1,034,718	1,034,718	1,034,718	1,034,718
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Judith M. Stockdale
For	69,782,830	69,782,830	69,782,830	69,782,830	69,782,830
Withhold	1,093,870	1,093,870	1,093,870	1,093,870	1,093,870
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Carole E. Stone
For	69,786,646	69,786,646	69,786,646	69,786,646	69,786,646
Withhold	1,090,054	1,090,054	1,090,054	1,090,054	1,090,054
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Virginia L. Stringer
For	69,787,635	69,787,635	69,787,635	69,787,635	69,787,635
Withhold	1,089,065	1,089,065	1,089,065	1,089,065	1,089,065
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

Nuveen Investments	33

Shareholder Meeting Report (continued)

	Nuveen Symphony International Equity Fund	Nuveen Symphony Large- Cap Growth Fund	Nuveen Symphony Low Volatility Equity Fund	Nuveen Symphony Mid- Cap Core Fund	Nuveen Symphony Small Cap Core Fund
Terence J. Toth
For	69,858,256	69,858,256	69,858,256	69,858,256	69,858,256
Withhold	1,018,444	1,018,444	1,018,444	1,018,444	1,018,444
Total	70,876,700	70,876,700	70,876,700	70,876,700	70,876,700

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund (commenced operations on December 10, 2013) (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the periods then ended, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 25, 2014

Nuveen Investments	35

Nuveen Symphony International Equity Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 2.3%

3,374	European Aeronautic Defence & Space Company	$212,309

3,332	Safran SA	216,232
	Total Aerospace & Defense	428,541

	Airlines – 1.2%

3,845	Ryanair Holdings PLC, Sponsored ADR, (2)	216,973

	Automobiles – 3.8%

4,300	Fuji Heavy Industries Limited	142,164

1,700	Honda Motor Company Limited	58,901

4,089	Tata Motors Limited, Sponsored ADR	178,730

5,804	Toyota Motor Corporation	342,022
	Total Automobiles	721,817

	Banks – 9.6%

9,584	Banco Santander SA	92,132

34,424	Bank Hapoalim BM	194,134

1,935	BNP Paribas SA	128,359

12,068	DnB NOR ASA	225,967

6,529	Hang Seng Bank	104,937

15,786	HSBC Holdings PLC	160,228

19,071	ING Groep N.V., Ordinary Shares	272,431

8,861	Mitsubishi UFJ Financial Group Inc	50,108

29,279	Mizuho Financial Group	52,298

1,316	Societe Generale	67,185

7,969	Standard Chartered PLC	147,340

5,173	Sumitomo Mitsui Financial Group	210,882

11,254	UniCredit SpA	88,982
	Total Banks	1,794,983

	Beverages – 1.7%

3,700	Asahi Group Holdings, Ltd.	107,044

2,867	Heineken NV	214,518
	Total Beverages	321,562

	Biotechnology – 1.0%

1,573	Actelion Limited	185,030

	Capital Markets – 2.0%

3,554	Credit Suisse Group	98,538

36	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

3,907	Deutsche Bank AG	$137,063

8,298	UBS AG	144,804
	Total Capital Markets	380,405

	Chemicals – 8.0%

24,000	Asahi Kasei Corporation	194,845

813	BASF AG	74,581

18,000	Daicel Corporation	195,468

8,073	Kuraray Company Limited	94,660

1,522	Methanex Corporation	101,598

39,900	Mitsubishi Chemical Holdings Corporation	196,308

4,332	Nitto Denko Corporation	237,583

1,618	Wacker Chemie AG	195,799

3,988	Yara International ASA	200,246
	Total Chemicals	1,491,088

	Commercial Services & Supplies – 0.6%

4,287	Aggreko PLC	107,584

	Construction & Engineering – 1.5%

3,652	Royal Boskalis Westminster NV	205,633

10,700	Shimizu Corporation	84,390
	Total Construction & Engineering	290,023

	Diversified Financial Services – 0.4%

4,800	Orix Corporation	66,217

	Diversified Telecommunication Services – 1.9%

39,078	BT Group PLC	240,481

197,000	Nutreco N.V.	124,063
	Total Diversified Telecommunication Services	364,544

	Electric Utilities – 0.5%

1,837	Elia System Operator SA NV	88,250

	Electrical Equipment – 2.5%

7,345	Nidec Corporation, ADR	124,277

2,239	Osram Licht AG	83,411

4,292	Sensata Techologies Holdings, (2)	191,123

1,928	Vesta Wind Systems A/S	75,373
	Total Electrical Equipment	474,184

	Electronic Components – 1.6%

3,500	Hoya Corporation	117,566

11,330	LG Display Company Limited, ADR, (2)	178,447
	Total Electronic Components	296,013

Nuveen Investments	37

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.9%

400	Keyence Corporation	$173,841

	Food & Staples Retailing – 1.9%

6,143	Kononklijke Ahold NV	99,469

112,131	Sonae	162,588

5,493	X5 Retail Group NV, (2)	101,346
	Total Food & Staples Retailing	363,403

	Food Products – 3.1%

3,285	Nestle SA	241,721

2,610	Suncor Energy	95,007

5,784	Unilever PLC, ADR	242,389
	Total Food Products	579,117

	Health Care Providers & Services – 1.0%

5,338	Fresenius Medical Care AG, ADR	185,229

	Household Durables – 0.6%

2,858	Berkeley Group Holdings	104,248

	Industrial Conglomerates – 0.5%

747	Siemens AG, Sponsored ADR	89,038

	Insurance – 6.8%

31,600	AIA Group Limited	163,395

753	Allianz AG ORD Shares	122,071

2,280	Hannover Rueckversicherung AG	184,362

4,977	Prudential Corporation PLC	111,022

3,463	Prudential Corporation PLC, ADR	154,138

5,326	SCOR SE	166,393

378	Swiss Life Holding AG	90,353

2,400	Tokio Marine Holdings Inc.	74,456

8,583	UNIQA Insurance Group AG	98,217

3,466	XL Capital Ltd, Class A	114,967
	Total Insurance	1,279,374

	Internet & Catalog Retail – 0.9%

890	Vipshop Holdings Limited, (2)	168,219

	Internet Software & Services – 0.8%

9,840	Tencent Holdings Limited	146,114

	Life Sciences Tools & Services – 1.1%

3,773	ICON plc, (2)	215,929

	Machinery – 1.9%

3,294	Kone OYJ	132,387

38	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

39,000	Sumitomo Heavy Industries, Limited	$219,403
	Total Machinery	351,790

	Marine – 0.9%

31,500	Orient Overseas International Limited	174,440

	Media – 0.9%

8,820	WPP Group PLC	177,302

	Metals & Mining – 3.5%

3,699	Anglo American PLC	82,993

2,775	BHP Billiton PLC	82,292

1,536	BHP Billiton PLC, Sponsored ADR	90,440

22,956	Fortescue Metals Group Limited	69,945

5,817	MMC Norilsk Nickel OJSC, ADR, (3)	108,080

3,217	Rio Tinto Limited	167,816

4,300	Sumitomo Metal Mining Company, Limited	60,535
	Total Metals & Mining	662,101

	Multi-Utilities – 1.2%

2,018	Next PLC	216,081

	Oil, Gas & Consumable Fuels – 7.6%

9,935	BG Group PLC	183,610

15,296	BP PLC	112,443

4,848	Repsol SA	115,117

13,701	Royal Dutch Shell PLC, Class B Shares	541,291

2,680	Statoil ASA	73,082

3,730	Statoil ASA, Sponsored ADR	101,307

2,922	Total SA	189,883

2,961	Woodside Petroleum Limited	105,256
	Total Oil, Gas & Consumable Fuels	1,421,989

	Personal Products – 1.6%

5,200	KAO Corporation	202,761

641	L’Oreal	101,769
	Total Personal Products	304,530

	Pharmaceuticals – 12.0%

2,488	AstraZeneca PLC, Sponsored ADR	177,743

2,600	Bayer AG	364,188

1,114	Merck KGaA	102,756

3,437	Novartis AG	324,548

1,487	Novartis AG, Sponsored ADR	139,971

5,369	Novo Nordisk AS, Class B	256,901

Nuveen Investments	39

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Pharmaceuticals (continued)

635	Roche Holdings AG, Sponsored ADR	$188,298

2,979	Sanofi-Aventis, ADR	168,105

943	Sanofi-Synthelabo, SA	106,671

3,228	Shire plc, ADR	279,446

2,694	Teva Pharmaceutical Industries Limited, Sponsored ADR	144,802
	Total Pharmaceuticals	2,253,429

	Real Estate Investment Trust – 1.4%

8,945	H&R Real Estate Investment Trust	174,595

3	PWWC Ltd.	8

12,766	Westfield Corp	83,271
	Total Real Estate Investment Trust	257,874

	Real Estate Management & Development – 1.7%

1,912	Altisource Portfolio Solutions SA, (2)	192,730

7,000	Daiwa House Industry Company Limited	125,575
	Total Real Estate Management & Development	318,305

	Road & Rail – 0.5%

700	Central Japan Railway Company	94,557

	Semiconductors & Semiconductor Equipment – 1.1%

2,982	NXP Semiconductors NV, (2)	204,058

	Software – 0.8%

2,097	Check Point Software Technology Limited, (2)	145,196

	Textiles, Apparel & Luxury Goods – 0.7%

41,534	Yue Yuen Industrial Holdings Limited	126,771

	Tobacco – 0.8%

1,630	British American Tobacco PLC	92,011

487	British American Tobacco PLC, Sponsored ADR	55,070
	Total Tobacco	147,081

	Trading Companies & Distributors – 3.2%

12,972	Ashtead Group PLC	219,338

14,100	Itochu Corporation	172,273

13,010	Mitsui & Company Limited	205,159
	Total Trading Companies & Distributors	596,770

	Water Utilities – 0.5%

88,000	Guangdong Investment Limited	102,791

	Wireless Telecommunication Services – 1.6%

2,500	KDDI Corporation	150,285

1,846	Millicom International Cellular SA	148,248
	Total Wireless Telecommunication Services	298,533
	Total Common Stocks (cost $17,599,722)	18,385,324

40	Nuveen Investments

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 0.5%

1,455	iShares MSCI EAFE Index Fund			$93,295
	Total Exchange-Traded Funds (cost $97,652)			93,295
	Total Long-Term Investments (cost $17,697,374)			18,478,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$210	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $209,718, collateralized by $215,000 U.S. Treasury Notes, 1.750%, due 9/30/19, value $214,463	0.000%	10/01/14	$209,718
	Total Short-Term Investments (cost $209,718)			209,718
	Total Investments (cost $17,907,092) – 99.7%			18,688,337
	Other Assets Less Liabilities – 0.3%			47,602
	Net Assets – 100%			$18,735,939

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 2.9%

13,957	BE Aerospace Inc., (2)	$1,171,550

15,555	Boeing Company	1,981,396

13,182	Honeywell International Inc.	1,227,508

5,080	Raytheon Company	516,230
	Total Aerospace & Defense	4,896,684

	Air Freight & Logistics – 0.9%

3,230	FedEx Corporation.	521,483

10,117	United Parcel Service, Inc., Class B	994,400
	Total Air Freight & Logistics	1,515,883

	Airlines – 0.5%

24,608	Southwest Airlines Co.	831,012

	Auto Components – 0.6%

9,177	Delphi Automotive PLC	562,917

19,129	Gentex Corporation	512,084
	Total Auto Components	1,075,001

	Beverages – 3.2%

26,746	Coca-Cola Company	1,140,984

17,343	Coca-Cola Enterprises Inc.	769,336

10,834	Constellation Brands, Inc., Class A, (2)	944,291

27,485	PepsiCo, Inc.	2,558,579
	Total Beverages	5,413,190

	Biotechnology – 5.9%

4,261	Alexion Pharmaceuticals Inc., (2)	706,559

16,330	Amgen Inc.	2,293,712

5,050	Biogen Idec Inc., (2)	1,670,590

14,419	Celgene Corporation, (2)	1,366,633

26,348	Gilead Sciences, Inc., (2)	2,804,745

8,748	Vertex Pharmaceuticals Inc., (2)	982,488
	Total Biotechnology	9,824,727

	Capital Markets – 2.2%

7,534	Affiliated Managers Group Inc., (2)	1,509,512

9,672	Ameriprise Financial, Inc.	1,193,331

35,461	Charles Schwab Corporation	1,042,199
	Total Capital Markets	3,745,042

42	Nuveen Investments

Shares	Description (1)	Value

	Chemicals – 3.9%

20,256	LyondellBasell Industries NV.	$2,201,017

15,296	Methanex Corporation	1,021,773

3,473	Monsanto Company	390,747

7,056	PPG Industries, Inc.	1,388,198

17,460	Westlake Chemical Corporation	1,511,861
	Total Chemicals	6,513,596

	Communication Equipment – 1.9%

26,230	Ciena Corporation, (2)	438,566

8,479	F5 Networks, Inc., (2)	1,006,797

22,585	QUALCOMM, Inc.	1,688,680
	Total Communication Equipment	3,134,043

	Computers & Peripherals – 6.7%

107,095	Apple, Inc.	10,789,821

5,310	SanDisk Corporation	520,115
	Total Computers & Peripherals	11,309,936

	Construction & Engineering – 0.7%

31,599	Quanta Services Incorporated, (2)	1,146,728

	Consumer Finance – 0.7%

13,863	Capital One Financial Corporation	1,131,498

	Containers & Packaging – 0.6%

14,894	Packaging Corp. of America	950,535

	Diversified Financial Services – 1.2%

4,122	Intercontinental Exchange, Inc.	803,996

12,698	Moody’s Corporation	1,199,961
	Total Diversified Financial Services	2,003,957

	Diversified Telecommunication Services – 2.1%

70,874	Verizon Communications Inc.	3,542,991

	Electric Utilities – 0.7%

37,193	Portland General Electric Company	1,194,639

	Electrical Equipment – 1.1%

19,447	Ametek Inc.	976,434

7,844	Rockwell Automation, Inc.	861,899
	Total Electrical Equipment	1,838,333

	Energy Equipment & Services – 2.7%

18,922	Halliburton Company	1,220,658

39,321	RPC Inc.	863,489

24,815	Schlumberger Limited	2,523,438
	Total Energy Equipment & Services	4,607,585

Nuveen Investments	43

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 1.5%

14,695	Costco Wholesale Corporation	$1,841,578

12,664	Walgreen Co.	750,595
	Total Food & Staples Retailing	2,592,173

	Food Products – 2.3%

19,449	General Mills, Inc.	981,202

8,268	Hershey Foods Corporation	789,015

9,629	Kraft Foods Inc.	543,075

7,735	Mead Johnson Nutrition Company, Class A Shares	744,262

21,430	WhiteWave Foods Company, (2)	778,552
	Total Food Products	3,836,106

	Health Care Equipment & Supplies – 1.1%

17,874	Baxter International, Inc.	1,282,817

1,227	Intuitive Surgical, Inc., (2)	566,653
	Total Health Care Equipment & Supplies	1,849,470

	Health Care Providers & Services – 2.8%

12,277	Express Scripts, Holding Company, (2)	867,125

23,720	HCA Holdings Inc., (2)	1,672,734

11,043	McKesson Corporation	2,149,741
	Total Health Care Providers & Services	4,689,600

	Hotels, Restaurants & Leisure – 1.7%

19,360	MGM Resorts International Inc., (2)	441,021

12,289	Starbucks Corporation	927,328

19,140	Wyndham Worldwide Corporation	1,555,316
	Total Hotels, Restaurants & Leisure	2,923,665

	Household Products – 1.4%

18,741	Colgate-Palmolive Company	1,222,288

11,042	Kimberly-Clark Corporation	1,187,788
	Total Household Products	2,410,076

	Industrial Conglomerates – 0.6%

13,429	Carlisle Companies Inc.	1,079,423

	Insurance – 0.5%

12,164	Hanover Insurance Group Inc.	747,113

	Internet & Catalog Retail – 2.1%

3,940	Amazon.com, Inc., (2)	1,270,413

1,984	priceline.com Incorporated, (2)	2,298,623
	Total Internet & Catalog Retail	3,569,036

	Internet Software & Services – 6.6%

12,890	eBay Inc., (2)	729,961

44	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

42,429	Facebook Inc., Class A Shares, (2)	$3,353,588

11,807	Google Inc., Class A, (2)	6,947,357
	Total Internet Software & Services	11,030,906

	IT Services – 4.4%

25,284	Cognizant Technology Solutions Corporation, Class A, (2)	1,131,965

6,762	FleetCor Technologies Inc., (2)	961,015

8,974	International Business Machines Corporation (IBM)	1,703,534

31,968	MasterCard, Inc.	2,363,075

5,584	Visa Inc.	1,191,458
	Total IT Services	7,351,047

	Machinery – 2.3%

4,899	Cummins Inc.	646,570

14,553	Donaldson Company, Inc.	591,288

10,679	IDEX Corporation	772,839

13,360	Lincoln Electric Holdings Inc.	923,644

10,474	Wabtec Corporation	848,813
	Total Machinery	3,783,154

	Marine – 0.4%

5,732	Kirby Corporation, (2)	675,516

	Media – 6.3%

56,618	Comcast Corporation, Class A	3,044,916

13,402	Scripps Networks Interactive, Class A Shares	1,046,562

8,109	Time Warner Cable, Class A	1,163,560

24,050	Twenty First Century Fox Inc., Class A Shares.	824,675

10,276	Viacom Inc., Class B	790,635

42,460	Walt Disney Company	3,780,214
	Total Media	10,650,562

	Multi-Utilities – 0.6%

18,588	Macy’s, Inc.	1,081,450

	Oil, Gas & Consumable Fuels – 3.0%

10,100	EOG Resources, Inc.	1,000,102

8,632	EQT Corporation	790,173

8,930	Phillips 66	726,098

4,017	Pioneer Natural Resources Company	791,229

12,574	SM Energy Company	980,772

5,670	Targa Resources Corporation	772,084
	Total Oil, Gas & Consumable Fuels	5,060,458

Nuveen Investments	45

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Pharmaceuticals – 4.0%

27,145	AbbVie Inc.	$1,567,895

11,679	Actavis Inc., (2)	2,817,909

7,258	Allergan, Inc.	1,293,303

20,556	Bristol-Myers Squibb Company	1,052,056
	Total Pharmaceuticals	6,731,163

	Real Estate Investment Trust – 0.9%

14,585	CBS Outdoor Americas Inc.	436,675

5,969	Simon Property Group, Inc.	981,423
	Total Real Estate Investment Trust	1,418,098

	Real Estate Management & Development – 0.7%

37,877	CBRE Group Inc., (2)	1,126,462

	Road & Rail – 2.3%

5,649	Kansas City Southern Industries	684,659

29,762	Union Pacific Corporation	3,226,796
	Total Road & Rail	3,911,455

	Semiconductors & Semiconductor Equipment – 2.5%

20,320	Avago Technologies Limited	1,767,840

20,130	Broadcom Corporation, Class A	813,655

32,342	Intel Corporation	1,126,148

11,939	Microchip Technology Incorporated	563,879
	Total Semiconductors & Semiconductor Equipment	4,271,522

	Software – 5.7%

114,672	Microsoft Corporation	5,316,194

62,721	Oracle Corporation	2,400,960

26,783	Parametric Technology Corporation, (2)	988,293

14,927	Salesforce.com, Inc., (2)	858,750
	Total Software	9,564,197

	Specialty Retail – 3.7%

15,825	Gap, Inc.	659,744

37,142	Home Depot, Inc.	3,407,407

10,090	O’Reilly Automotive Inc., (2)	1,517,132

8,745	Restoration Hardware Holdings Incorporated, (2)	695,665
	Total Specialty Retail	6,279,948

	Textiles, Apparel & Luxury Goods – 2.3%

14,739	Michael Kors Holdings Limited, (2)	1,052,217

17,199	Nike, Inc., Class B	1,534,151

17,964	VF Corporation	1,186,163
	Total Textiles, Apparel & Luxury Goods	3,772,531

46	Nuveen Investments

Shares	Description (1)			Value

	Tobacco – 0.6%

6,333	Lorillard Inc.			$379,410

7,083	Philip Morris International			590,722
	Total Tobacco			970,132

	Wireless Telecommunication Services – 0.3%

19,950	T-Mobile US Inc, (2)			575,957
	Total Common Stocks (cost $130,164,144)			166,626,600

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 0.2%

3,680	iShares Russell 1000 Growth Index Fund			$337,198
	Total Exchange-Traded Funds (cost $341,054)			337,198
	Total Long-Term Investments (cost $130,505,198)			166,963,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$139	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $138,823, collateralized by $145,000 U.S. Treasury Notes, 1.750%, due 9/30/19, value $144,638	0.000%	10/01/14	$138,823
	Total Short-Term Investments (cost $138,823)			138,823
	Total Investments (cost $130,644,021) – 99.4%			167,102,621
	Other Assets Less Liabilities – 0.6%			947,206
	Net Assets – 100%			$168,049,827

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 4.7%

6,348	General Dynamics Corporation	$806,767

6,348	Honeywell International Inc.	591,126

3,222	TransDigm Group Inc., (2)	593,911

4,826	United Technologies Corporation	509,626
	Total Aerospace & Defense	2,501,430

	Banks – 4.1%

12,446	Bank of America Corporation	212,204

10,197	Pacwest Bancorp	420,422

21,542	Wells Fargo & Company	1,117,384

15,003	Zions Bancorporation	435,987
	Total Banks	2,185,997

	Beverages – 0.8%

9,368	Coca-Cola Enterprises Inc.	415,565

	Biotechnology – 3.5%

4,649	Amgen Inc.	652,998

1,181	Biogen Idec Inc., (2)	390,687

7,796	Gilead Sciences, Inc., (2)	829,884
	Total Biotechnology	1,873,569

	Capital Markets – 1.7%

4,446	Ameriprise Financial, Inc.	548,548

9,378	SEI Investments Company	339,108
	Total Capital Markets	887,656

	Chemicals – 3.1%

5,611	LyondellBasell Industries NV.	609,691

5,555	Methanex Corporation	371,074

1,568	PPG Industries, Inc.	308,488

3,855	Westlake Chemical Corporation	333,805
	Total Chemicals	1,623,058

	Commercial Services & Supplies – 2.0%

7,526	Clean Harbors, Inc., (2)	405,802

13,966	Waste Management, Inc.	663,804
	Total Commercial Services & Supplies	1,069,606

	Communication Equipment – 0.6%

4,486	QUALCOMM, Inc.	335,418

48	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals – 4.4%

19,185	Apple, Inc.	$1,932,889

12,829	EMC Corporation	375,376
	Total Computers & Peripherals	2,308,265

	Consumer Finance – 2.3%

7,416	Capital One Financial Corporation	605,294

9,764	Discover Financial Services	628,704
	Total Consumer Finance	1,233,998

	Containers & Packaging – 0.5%

3,922	Packaging Corp. of America	250,302

	Diversified Financial Services – 1.6%

1,007	Intercontinental Exchange, Inc.	196,415

16,296	Voya Financial Inc.	637,174
	Total Diversified Financial Services	833,589

	Diversified Telecommunication Services – 1.9%

7,290	AT&T Inc.	256,900

7,132	Verizon Communications Inc.	356,529

35,953	Windstream Holdings Inc.	387,573
	Total Diversified Telecommunication Services	1,001,002

	Electric Utilities – 1.6%

4,602	Pinnacle West Capital Corporation	251,453

18,583	Portland General Electric Company	596,886
	Total Electric Utilities	848,339

	Electrical Equipment – 1.2%

7,980	Ametek Inc.	400,676

3,914	Emerson Electric Company.	244,938
	Total Electrical Equipment	645,614

	Energy Equipment & Services – 1.0%

3,774	Halliburton Company	243,461

2,725	Helmerich & Payne Inc.	266,696
	Total Energy Equipment & Services	510,157

	Food & Staples Retailing – 1.0%

4,128	Costco Wholesale Corporation	517,321

	Food Products – 2.7%

12,012	Archer-Daniels-Midland Company	613,813

8,893	General Mills, Inc.	448,652

3,983	Hershey Foods Corporation	380,098
	Total Food Products	1,442,563

Nuveen Investments	49

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.3%

8,092	Baxter International, Inc.	$580,763

10,474	Medtronic, Inc.	648,864
	Total Health Care Equipment & Supplies	1,229,627

	Health Care Providers & Services – 3.5%

8,697	AmerisourceBergen Corporation	672,278

4,639	HCA Holdings Inc., (2)	327,142

4,446	McKesson Corporation	865,503
	Total Health Care Providers & Services	1,864,923

	Hotels, Restaurants & Leisure – 0.4%

3,027	Starbucks Corporation	228,417

	Household Products – 1.1%

6,909	Procter & Gamble Company	578,560

	Industrial Conglomerates – 1.4%

9,630	Danaher Corporation	731,687

	Insurance – 3.0%

15,411	Arthur J. Gallagher & Co.	699,043

10,382	Hartford Financial Services Group, Inc.	386,729

5,142	RenaisasnceRE Holdings, Limited	514,149
	Total Insurance	1,599,921

	Internet & Catalog Retail – 1.1%

493	priceline.com Incorporated, (2)	571,180

	Internet Software & Services – 3.1%

7,457	eBay Inc., (2)	422,290

3,491	Facebook Inc., Class A Shares, (2)	275,929

1,579	Google Inc., Class A, (2)	929,099
	Total Internet Software & Services	1,627,318

	IT Services – 2.8%

8,307	MasterCard, Inc.	614,053

16,863	Vantiv Inc., (2)	521,067

1,589	Visa Inc.	339,045
	Total IT Services	1,474,165

	Media – 3.9%

9,738	Comcast Corporation, Class A	523,710

9,544	Liberty Global PLC Class C, (2)	391,447

4,097	Madison Square Garden Inc., (2)	270,894

4,850	Viacom Inc., Class B	373,159

5,680	Walt Disney Company	505,690
	Total Media	2,064,900

50	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 2.6%

5,967	DTE Energy Company	$453,969

5,054	Sempra Energy.	532,591

8,481	Wisconsin Energy Corporation	364,683
	Total Multiline Retail	1,351,243

	Oil, Gas & Consumable Fuels – 7.7%

3,841	Chevron Corporation	458,308

5,712	EOG Resources, Inc.	565,602

5,028	Exxon Mobil Corporation	472,883

10,047	NuStar Group Holdings LLC	437,044

6,687	Phillips 66	543,720

9,154	SemGroup Corporation, A Shares	762,254

2,256	Targa Resources Corporation	307,200

7,549	Teekay Shipping Corporation	500,952
	Total Oil, Gas & Consumable Fuels	4,047,963

	Pharmaceuticals – 8.6%

5,877	AbbVie Inc.	339,456

4,269	Actavis Inc., (2)	1,030,024

5,305	Johnson & Johnson	565,460

12,771	Merck & Company Inc.	757,065

38,692	Pfizer Inc.	1,144,122

5,906	Teva Pharmaceutical Industries Limited, Sponsored ADR	317,448

3,050	Valeant Pharmaceuticals International	400,160
	Total Pharmaceuticals	4,553,735

	Real Estate Investment Trust – 2.5%

5,728	Camden Property Trust	392,540

7,588	CBS Outdoor Americas Inc.	227,185

19,092	Duke Realty Corporation	328,000

7,554	Sun Communities Inc	381,477
	Total Real Estate Investment Trust	1,329,202

	Real Estate Management & Development – 0.9%

15,787	CBRE Group Inc., (2)	469,505

	Road & Rail – 2.6%

5,239	Norfolk Southern Corporation	584,673

7,143	Union Pacific Corporation	774,444
	Total Road & Rail	1,359,117

	Semiconductors & Semiconductor Equipment – 3.3%

4,235	Avago Technologies Limited	368,445

26,348	Intel Corporation	917,437

Nuveen Investments	51

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment (continued)

10,469	Linear Technology Corporation			$464,719
	Total Semiconductors & Semiconductor Equipment			1,750,601

	Software – 3.7%

5,637	Check Point Software Technology Limited, (2)			390,306

26,910	Microsoft Corporation			1,247,547

8,057	Oracle Corporation			308,422
	Total Software			1,946,275

	Specialty Retail – 5.3%

580	AutoZone, Inc., (2)			295,603

6,768	Home Depot, Inc.			620,896

4,446	O’Reilly Automotive Inc., (2)			668,501

3,242	Signet Jewelers Limited			369,296

3,172	Tiffany & Co.			305,495

8,920	TJX Companies, Inc.			527,797
	Total Specialty Retail			2,787,588

	Thrifts & Mortgage Finance – 0.8%

29,082	TFS Financial Corporation			416,454

	Tobacco – 0.7%

8,678	Altria Group, Inc.			398,667
	Total Common Stocks (cost $41,400,945)			52,864,497

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 0.3%

1,458	iShares Russell 1000 Index Fund			$160,191
	Total Exchange-Traded Funds (cost $162,389)			160,191
	Total Long-Term Investments (cost $41,563,334)			53,024,688

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

	REPURCHASE AGREEMENTS – 0.4%

$188	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $188,289, collateralized by $195,000 U.S. Treasury Notes, 1.750%, due 9/30/19, value $194,513	0.000%	10/01/14	$188,289
	Total Short-Term Investments (cost $188,289)			188,289
	Total Investments (cost $41,751,623) – 100.7%			53,212,977
	Other Assets Less Liabilities – (0.7)%			(344,726)
	Net Assets – 100%			$52,868,251

52	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.0%

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 0.9%

5,845	BE Aerospace Inc., (2)	$490,629

	Airlines – 1.7%

13,274	Delta Air Lines, Inc.	479,855

12,579	Southwest Airlines Co.	424,793
	Total Airlines	904,648

	Auto Components – 1.0%

8,758	Delphi Automotive PLC	537,216

	Automobiles – 0.3%

711	Tesla Motors Inc., (2)	172,546

	Banks – 1.8%

42,171	KeyCorp	562,139

10,625	SunTrust Banks, Inc.	404,069
	Total Banks	966,208

	Beverages – 1.8%

6,898	Constellation Brands, Inc., Class A, (2)	601,230

4,248	Monster Beverage Corporation, (2)	389,414
	Total Beverages	990,644

	Biotechnology – 1.6%

2,749	Alexion Pharmaceuticals Inc., (2)	455,839

3,666	Vertex Pharmaceuticals Inc., (2)	411,729
	Total Biotechnology	867,568

	Building Products – 0.7%

8,622	Fortune Brands Home & Security.	354,450

	Capital Markets – 6.4%

2,658	Affiliated Managers Group Inc., (2)	532,557

24,670	American Capital Limited, (2)	349,327

6,999	Ameriprise Financial, Inc.	863,537

12,019	E*Trade Group Inc, (2)	271,509

13,737	Invesco LTD	542,337

13,107	SEI Investments Company	473,949

4,783	T. Rowe Price Group Inc.	374,987
	Total Capital Markets	3,408,203

	Chemicals – 3.6%

14,527	Huntsman Corporation	377,557

54	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

3,755	LyondellBasell Industries NV.	$408,018

4,505	Methanex Corporation	300,934

1,657	PPG Industries, Inc.	325,998

6,235	Westlake Chemical Corporation	539,889
	Total Chemicals	1,952,396

	Commercial Services & Supplies – 0.3%

3,207	Tyco International Ltd.	142,936

	Communication Equipment – 2.2%

21,992	CommScope Holding Company Inc., (2)	525,829

5,713	F5 Networks, Inc., (2)	678,361
	Total Communication Equipment	1,204,190

	Computers & Peripherals – 1.8%

3,417	SanDisk Corporation	334,695

6,325	Western Digital Corporation	615,549
	Total Computers & Peripherals	950,244

	Construction & Engineering – 1.0%

14,892	Quanta Services Incorporated, (2)	540,431

	Containers & Packaging – 0.6%

4,639	Packaging Corp. of America	296,061

	Diversified Financial Services – 0.5%

1,387	Intercontinental Exchange, Inc.	270,534

	Electric Utilities – 1.7%

7,455	Pinnacle West Capital Corporation	407,341

16,123	PPL Corporation	529,480
	Total Electric Utilities	936,821

	Electrical Equipment – 1.1%

6,390	Ametek Inc.	320,842

2,480	Rockwell Automation, Inc.	272,502
	Total Electrical Equipment	593,344

	Electronic Components – 1.0%

5,136	Amphenol Corporation, Class A	512,881

	Electronic Equipment, Instruments & Components – 0.6%

8,387	Avnet Inc.	348,061

	Energy Equipment & Services – 2.3%

6,008	Halliburton Company	387,576

4,663	Helmerich & Payne Inc.	456,368

11,159	Superior Energy Services, Inc.	366,796
	Total Energy Equipment & Services	1,210,740

Nuveen Investments	55

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 0.4%

4,464	Kroger Co.	$232,128

	Food Products – 3.5%

3,656	Hershey Foods Corporation	348,892

10,310	Pinnacle Foods Inc.	336,621

13,194	Tyson Foods, Inc., Class A	519,448

18,017	WhiteWave Foods Company, (2)	654,558
	Total Food Products	1,859,519

	Health Care Equipment & Supplies – 2.1%

355	Intuitive Surgical, Inc., (2)	163,946

5,253	Sirona Dental Systems, Inc., (2)	402,800

5,549	Zimmer Holdings, Inc.	557,952
	Total Health Care Equipment & Supplies	1,124,698

	Health Care Providers & Services – 5.3%

9,214	AmerisourceBergen Corporation	712,242

27,138	AMN Healthcare Services Inc., (2)	426,067

2,802	Cardinal Health, Inc.	209,926

2,509	CIGNA Corporation	227,541

5,135	Davita Inc., (2)	375,574

9,948	HCA Holdings Inc., (2)	701,533

1,242	Humana Inc.	161,820
	Total Health Care Providers & Services	2,814,703

	Health Care Technology – 1.0%

25,904	MedAssets Inc., (2)	536,731

	Hotels, Restaurants & Leisure – 3.2%

9,803	MGM Resorts International Inc., (2)	223,312

8,326	Royal Caribbean Cruises Limited	560,257

11,690	Wyndham Worldwide Corporation	949,929
	Total Hotels, Restaurants & Leisure	1,733,498

	Household Durables – 1.3%

12,757	D.R. Horton, Inc.	261,773

2,992	Whirlpool Corporation	435,785
	Total Household Durables	697,558

	Industrial Conglomerates – 0.7%

5,223	Danaher Corporation	396,844

	Insurance – 5.7%

2,794	AON PLC	244,950

14,881	Arthur J. Gallagher & Co.	675,002

16,657	Hartford Financial Services Group, Inc.	620,473

56	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

6,915	Principal Financial Group, Inc	$362,830

7,226	Torchmark Corporation	378,426

9,221	WR Berkley Corporation	440,764

10,120	XL Capital Ltd, Class A	335,680
	Total Insurance	3,058,125

	Internet & Catalog Retail – 2.6%

4,719	Expedia, Inc	413,478

10,140	Homeaway Inc, (2)	359,970

466	NetFlix.com Inc., (2)	210,250

341	priceline.com Incorporated, (2)	395,076
	Total Internet & Catalog Retail	1,378,774

	Internet Software & Services – 2.4%

11,518	Facebook Inc., Class A Shares, (2)	910,383

7,142	Twitter Inc., (2)	368,384
	Total Internet Software & Services	1,278,767

	IT Services – 1.7%

1,027	Alliance Data Systems Corporation, (2)	254,973

5,742	Amdocs Limited	263,443

2,839	FleetCor Technologies Inc., (2)	403,479
	Total IT Services	921,895

	Life Sciences Tools & Services – 0.6%

7,100	Perkinelmer Inc.	309,560

	Machinery – 4.5%

4,596	Ingersoll Rand Company Limited, Class A	259,030

7,619	PACCAR Inc.	433,331

2,485	Parker Hannifin Corporation.	283,663

6,396	Stanley Black & Decker Inc.	567,901

3,248	WABCO Holdings Inc.	295,406

6,879	Wabtec Corporation	557,474
	Total Machinery	2,396,805

	Media – 0.4%

3,475	Dish Network Corporation, Class A., (2)	224,416

	Metals & Mining – 0.3%

10,269	Alcoa Inc.	165,228

	Multiline Retail – 2.9%

10,243	Ameren Corporation	392,614

25,693	CenterPoint Energy, Inc.	628,708

7,054	DTE Energy Company	536,668
	Total Multiline Retail	1,557,990

Nuveen Investments	57

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Multi-Utilities – 1.1%

2,675	Dollar General Corporation, (2)	$163,469

7,578	Macy’s, Inc.	440,888
	Total Multi-Utilities	604,357

	Oil, Gas & Consumable Fuels – 4.8%

3,634	EQT Corporation	332,656

3,185	Noble Energy, Inc	217,727

3,546	Range Resources Corporation	240,454

8,080	SemGroup Corporation, A Shares	672,822

7,609	SM Energy Company	593,502

7,439	Teekay Shipping Corporation	493,652
	Total Oil, Gas & Consumable Fuels	2,550,813

	Pharmaceuticals – 1.9%

3,321	Actavis Inc., (2)	801,291

5,316	Mylan Laboratories Inc., (2)	241,825
	Total Pharmaceuticals	1,043,116

	Real Estate Investment Trust – 5.5%

2,901	Crown Castle International Corporation	233,618

6,382	Health Care REIT, Inc.	398,045

36,177	Healthcare Trust of America Inc., Class A	419,653

14,528	Host Hotels & Resorts Inc.	309,882

6,559	Prologis Inc	247,274

15,770	UDR Inc.	429,733

6,911	Ventas Inc.	428,136

14,359	Weyerhaeuser Company	457,478
	Total Real Estate Investment Trust	2,923,819

	Road & Rail – 1.6%

6,294	Hertz Global Holdings Inc, (2)	159,805

5,627	Kansas City Southern Industries	681,992
	Total Road & Rail	841,797

	Semiconductors & Semiconductor Equipment – 3.9%

17,656	Applied Materials, Inc.	381,546

8,904	Avago Technologies Limited	774,648

13,756	Broadcom Corporation, Class A	556,017

8,681	Linear Technology Corporation	385,350
	Total Semiconductors & Semiconductor Equipment	2,097,561

	Software – 1.4%

12,857	Activision Blizzard Inc.	267,297

12,934	Parametric Technology Corporation, (2)	477,265
	Total Software	744,562

58	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 4.7%

13,211	Abercrombie & Fitch Co., Class A.	$480,088

712	AutoZone, Inc., (2)	362,878

6,679	Gap, Inc.	278,447

3,013	O’Reilly Automotive Inc., (2)	453,035

6,922	Restoration Hardware Holdings Incorporated, (2)	550,645

3,522	Signet Jewelers Limited	401,191
	Total Specialty Retail	2,526,284

	Textiles, Apparel & Luxury Goods – 1.0%

3,875	Kate Spade & Company, (2)	101,641

6,260	VF Corporation	413,348
	Total Textiles, Apparel & Luxury Goods	514,989

	Tobacco – 0.3%

3,100	Lorillard Inc.	185,721

	Wireless Telecommunication Services – 0.3%

1,542	SBA Communications Corporation, (2)	171,008
	Total Long-Term Investments (cost $46,565,188)	52,542,017
	Other Assets Less Liabilities – 2.0%	1,058,405
	Net Assets – 100%	$53,600,422

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 1.1%

753	GenCorp Inc., (2)	$12,025

	Automobiles – 0.9%

480	Winnebago Industries Inc.	10,450

	Banks – 4.4%

203	Banner Corporation	7,810

484	Pacwest Bancorp	19,955

96	Texas Capital BancShares, Inc., (2)	5,537

361	Trico Bancshares	8,166

193	Wintrust Financial Corporation	8,621
	Total Banks	50,089

	Biotechnology – 1.7%

584	Emergent BioSolutions, Inc., (2)	12,445

166	ISIS Pharmaceuticals, Inc., (2)	6,446
	Total Biotechnology	18,891

	Building Products – 0.9%

294	Trex Company Inc., (2)	10,164

	Capital Markets – 3.8%

581	American Capital Limited, (2)	8,227

517	Manning & Napier Inc.	8,681

723	RCS Capital Corporation	16,282

56	Virtus Investment Partners Inc.	9,727
	Total Capital Markets	42,917

	Chemicals – 3.9%

238	Methanex Corporation	15,898

212	Minerals Technologies Inc.	13,083

181	Westlake Chemical Corporation	15,673
	Total Chemicals	44,654

	Commercial Services & Supplies – 2.1%

765	CECO Environmental Corporation	10,251

248	G&K Services, Inc.	13,734
	Total Commercial Services & Supplies	23,985

	Communication Equipment – 1.6%

753	CommScope Holding Company Inc., (2)	18,004

60	Nuveen Investments

Shares	Description (1)	Value

	Construction Materials – 0.8%

183	Caesarstone Sdot-Yam Limited, (2)	$9,457

	Diversified Consumer Services – 0.7%

136	Ascent Media Corporation, (2)	8,187

	Diversified Telecommunication Services – 1.6%

403	Consolidated Communications Holdings, Inc	10,095

559	FairPoint Communications Inc., (2)	8,480
	Total Diversified Telecommunication Services	18,575

	Electric Utilities – 1.8%

155	El Paso Electric Company	5,665

474	Portland General Electric Company	15,225
	Total Electric Utilities	20,890

	Electrical Equipment – 2.3%

381	Generac Holdings Inc., (2)	15,446

428	Thermon Group Holdings Inc., (2)	10,452
	Total Electrical Equipment	25,898

	Electronic Equipment, Instruments & Components – 2.4%

580	Newport Corporation, (2)	10,278

193	SYNNEX Corporation	12,473

337	Vishay Precision Group Inc., (2)	5,035
	Total Electronic Equipment, Instruments & Components	27,786

	Energy Equipment & Services – 0.5%

434	Pioneer Energy Services Corporation, (2)	6,085

	Food Products – 1.3%

219	Dean Foods Company	2,902

316	WhiteWave Foods Company, (2)	11,480
	Total Food Products	14,382

	Health Care Equipment & Supplies – 3.1%

219	DexCom, Inc., (2)	8,758

226	Insulet Corporation, (2)	8,328

474	Merit Medical Systems, Inc., (2)	5,631

524	Veracyte Inc., (2)	5,109

268	Wright Medical Group, Inc, (2)	8,120
	Total Health Care Equipment & Supplies	35,946

	Health Care Providers & Services – 5.0%

810	AMN Healthcare Services Inc., (2)	12,717

674	Bioscrip, Inc., (2)	4,657

372	Capital Senior Living Corporation, (2)	7,898

903	Select Medical Corporation	10,863

Nuveen Investments	61

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

238	Team Health Holdings Inc., (2)	$13,802

946	Universal American Corporation, (2)	7,606
	Total Health Care Providers & Services	57,543

	Health Care Technology – 0.9%

506	MedAssets Inc., (2)	10,484

	Hotels, Restaurants & Leisure – 2.6%

452	ClubCorp Holdings Inc.	8,963

225	Marriott Vacations World	14,267

550	Penn National Gaming, Inc., (2)	6,166
	Total Hotels, Restaurants & Leisure	29,396

	Household Durables – 0.7%

434	Brookfield Residential Properties Inc., (2)	8,198

	Insurance – 7.2%

608	American Equity Investment Life Holding Company	13,911

281	Argo Group International Holdings Inc.	14,137

640	Fidelity & Guaranty Life	13,664

678	FNFV Group, (2)	9,329

719	Hilltop Holdings Inc., (2)	14,416

350	Primerica Inc.	16,877
	Total Insurance	82,334

	IT Services – 5.4%

452	Cardtronics Inc., (2)	15,911

294	CSG Systems International Inc.	7,726

574	Evertec Inc.	12,823

368	VeriFone Holdings Inc., (2)	12,652

115	WEX Inc., (2)	12,687
	Total IT Services	61,799

	Machinery – 4.8%

439	Barnes Group Inc	13,324

305	John Bean Technologies Corporation	8,580

878	Meritor Inc., (2)	9,526

1,317	Mueller Water Products Inc.	10,905

328	Sun Hydraulics Corporation	12,329
	Total Machinery	54,664

	Media – 3.3%

2,125	Cumulus Media, Inc., (2)	8,564

147	Madison Square Garden Inc., (2)	9,720

570	Starz, Class A, (2)	18,855
	Total Media	37,139

62	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 9.3%

215	Carrizo Oil & Gas, Inc., (2)	$11,571

788	DHT Maritime Inc.	4,854

366	Enlink Midstream LLC	15,127

328	NuStar Group Holdings LLC	14,268

408	Penn Virginia Corporation	5,186

283	SemGroup Corporation, A Shares	23,565

113	Targa Resources Corporation	15,387

158	Teekay Shipping Corporation	10,485

753	Vertex Energy Inc, (2)	5,241
	Total Oil, Gas & Consumable Fuels	105,684

	Paper & Forest Products – 1.9%

124	Clearwater Paper Corporation, (2)	7,454

496	KapStone Paper and Packaging Corp., (2)	13,873
	Total Paper & Forest Products	21,327

	Pharmaceuticals – 0.5%

34	Jazz Pharmaceuticals, Inc., (2)	5,459

	Real Estate Investment Trust – 6.7%

358	CBS Outdoor Americas Inc.	10,719

428	Chesapeake Lodging Trust	12,476

1,070	DiamondRock Hospitality Company	13,568

158	EastGroup Properties Inc.	9,573

865	iStar Financial Inc., (2)	11,677

136	PS Business Parks Inc.	10,355

1,676	Resource Capital Corporation	8,162
	Total Real Estate Investment Trust	76,530

	Real Estate Management & Development – 0.8%

90	Altisource Portfolio Solutions SA, (2)	9,072

	Road & Rail – 1.2%

145	Genesee & Wyoming Inc., (2)	13,820

	Semiconductors & Semiconductor Equipment – 1.3%

439	Inphi Corporation, (2)	6,313

373	MA-COM Technology Solutions Holdings Incorporated, (2)	8,146
	Total Semiconductors & Semiconductor Equipment	14,459

	Software – 5.3%

203	Aspen Technology Inc, (2)	7,657

474	Manhattan Associates Inc., (2)	15,841

958	Net 1 Ueps Technologies, Inc, (2)	11,544

383	Parametric Technology Corporation, (2)	14,133

Nuveen Investments	63

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	Software (continued)

900	TiVo, Inc., (2)	$11,515
	Total Software	60,690

	Specialty Retail – 2.6%

403	CST Brands Inc.	14,488

203	Lithia Motors Inc.	15,365
	Total Specialty Retail	29,853

	Textiles, Apparel & Luxury Goods – 0.7%

248	Movado Group Inc.	8,199

	Thrifts & Mortgage Finance – 1.2%

294	First Defiance Financial Corporation	7,941

719	NMI Holdings Inc., Class A Shares, (2)	6,219
	Total Thrifts & Mortgage Finance	14,160

	Trading Companies & Distributors – 3.5%

350	CAI International Inc., (2)	6,773

449	H&E Equipment Services, Inc.	18,086

180	Watsco Inc.	15,512
	Total Trading Companies & Distributors	40,371
	Total Common Stocks (cost $1,128,304)	1,139,566

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS – 0.5%

80	iShares Micro-Cap Exchange Traded Fund	$5,561
	Total Exchange-Traded Funds (cost $6,087)	5,561
	Total Long-Term Investments (cost $1,134,391)	1,145,127
	Other Assets Less Liabilities – (0.3)%	(2,889)
	Net Assets – 100%	$1,142,238

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of

Assets and Liabilities	September 30, 2014

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $17,697,374, $130,505,198, $41,563,334, $46,565,188 and $1,134,391, respectively)	$18,478,619	$166,963,798	$53,024,688	$52,542,017	$1,145,127
Short-term investments, at value (cost approximates value)	209,718	138,823	188,289	—	—
Cash	324	—	—	—	11,336
Cash denominated in foreign currencies (cost $11,502, $—, $—, $— and $—, respectively)	11,125	—	—	—	—
Receivable for:
Dividends	53,929	118,221	60,186	38,989	799
Investments sold	—	1,002,419	—	2,316,518	—
Reclaims	4,633	—	—	—	—
Reimbursement from Adviser	—	—	—	—	2,000
Shares sold	1,404	255,703	25,135	63,218	2,529
Other assets	18,060	5,124	19,381	7,102	798
Total assets	18,777,812	168,484,088	53,317,679	54,967,844	1,162,589
Liabilities
Cash overdraft	—	—	—	166,762	—
Payable for:
Investments purchased	—	—	—	975,903	—
Shares redeemed	—	186,967	387,234	107,980	—
Accrued expenses:
Management fees	5,093	93,691	24,252	28,708	—
Trustees fees	54	949	413	323	6
12b-1 distribution and service fees	354	38,699	2,944	5,314	53
Custodian fees	16,982	8,182	5,326	5,237	2,483
Professional fees	16,217	13,213	13,045	12,800	12,407
Shareholder reporting expenses	1,271	48,747	4,834	35,219	5,222
Other	1,902	43,813	11,380	29,176	180
Total liabilities	41,873	434,261	449,428	1,367,422	20,351
Net assets	$18,735,939	$168,049,827	$52,868,251	$53,600,422	$1,142,238
Class A Shares
Net assets	$707,233	$74,478,944	$5,926,869	$14,224,694	$50,073
Shares outstanding	37,794	2,221,461	195,905	415,670	2,500
Net asset value (“NAV”) per share	$18.71	$33.53	$30.25	$34.22	$20.03
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$19.85	$35.58	$32.10	$36.31	$21.25
Class C Shares
Net assets	$237,861	$26,012,439	$2,063,279	$2,643,070	$49,770
Shares outstanding	12,889	816,981	70,088	81,583	2,500
NAV and offering price per share	$18.45	$31.84	$29.44	$32.40	$19.91
Class R3 Shares
Net assets	$60,320	$3,225,192	$—	$109,304	$—
Shares outstanding	3,220	96,288	—	3,206	—
NAV and offering price per share	$18.73	$33.50	$—	$34.10	$—
Class I Shares
Net assets	$17,730,525	$64,333,252	$44,878,103	$36,623,354	$1,042,395
Shares outstanding	946,635	1,894,718	1,480,073	1,053,955	51,938
NAV and offering price per share	$18.73	$33.95	$30.32	$34.75	$20.07
Net assets consist of:
Capital paid-in	$17,934,007	$123,544,142	$33,106,273	$59,443,311	$1,142,734
Undistributed (Over-distribution of) net investment income	193,347	193,288	653,962	(22,276)	23
Accumulated net realized gain (loss)	(171,296)	7,853,797	7,646,662	(11,797,442)	(11,255)
Net unrealized appreciation (depreciation)	779,881	36,458,600	11,461,354	5,976,829	10,736
Net assets	$18,735,939	$168,049,827	$52,868,251	$53,600,422	$1,142,238
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of

Operations	Year Ended September 30, 2014

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core(1)
Investment Income (net of foreign tax withheld of $20,088, $100, $1,960, $488 and $19, respectively)	$314,223	$2,165,591	$1,318,714	$553,884	$9,979
Expenses
Management fees	83,908	1,033,160	410,167	332,274	7,288
12b-1 service fees – Class A Shares	737	187,836	12,905	36,923	104
12b-1 distribution and service fees – Class C Shares	2,744	250,738	18,425	27,576	414
12b-1 distribution and service fees – Class R3 Shares	303	15,859	—	2,100	—
Shareholder servicing agent fees and expenses	1,856	170,035	31,142	107,393	145
Custodian fees and expenses	43,619	32,777	26,944	22,822	8,640
Trustees fees and expenses	248	4,529	1,823	1,340	26
Professional fees	31,553	33,361	24,615	21,044	13,865
Shareholder reporting expenses	4,912	74,709	11,050	65,034	6,389
Federal and state registration fees	48,032	64,093	48,856	52,525	397
Other expenses	5,244	9,076	6,420	5,300	1,688
Total expenses before fee waiver/expense reimbursement	223,156	1,876,173	592,347	674,331	38,956
Fee waiver/expense reimbursement	(99,257)	—	(90,362)	(95,798)	(29,045)
Net expenses	123,899	1,876,173	501,985	578,533	9,911
Net investment income (loss)	190,324	289,418	816,729	(24,649)	68
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	221,219	9,845,788	10,628,087	1,288,776	(11,466)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(367,603)	17,294,753	(2,315,182)	4,243,389	10,736
Net realized and unrealized gain (loss)	(146,384)	27,140,541	8,312,905	5,532,165	(730)
Net increase (decrease) in net assets from operations	$43,940	$27,429,959	$9,129,634	$5,507,516	$(662)

(1)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of

Changes in Net Assets

	Symphony International Equity		Symphony Large-Cap Growth
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$190,324	$110,246	$289,418	$813,945
Net realized gain (loss) from investments and foreign currency	221,219	(5,943)	9,845,788	(704,151)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(367,603)	1,045,916	17,294,753	14,795,358
Net increase (decrease) in net assets from operations	43,940	1,150,219	27,429,959	14,905,152
Distributions to Shareholders
From net investment income:
Class A	(1,232)	(380)	(236,432)	(405,181)
Class C	(882)	—	—	(24,498)
Class R3	(452)	(65)	(2,716)	(14,970)
Class I	(92,815)	(31,570)	(261,327)	(311,955)
From accumulated net realized gains:
Class A	—	—	(372,328)	—
Class C	—	—	(128,270)	—
Class R3	—	—	(15,196)	—
Class I	—	—	(237,525)	—
Decrease in net assets from distributions to shareholders	(95,381)	(32,015)	(1,253,794)	(756,604)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	12,859,762	5,171,428	44,376,609	103,102,384
Proceeds from shares issued to shareholders due to reinvestment of distributions	84,119	27,873	1,203,540	677,182
	12,943,881	5,199,301	45,580,149	103,779,566
Cost of shares redeemed	(1,342,731)	(222,375)	(43,292,395)	(43,239,253)
Net increase (decrease) in net assets from Fund share transactions	11,601,150	4,976,926	2,287,754	60,540,313
Net increase (decrease) in net assets	11,549,709	6,095,130	28,463,919	74,688,861
Net assets at the beginning of period	7,186,230	1,091,100	139,585,908	64,897,047
Net assets at the end of period	$18,735,939	$7,186,230	$168,049,827	$139,585,908
Undistributed (Over-distribution of) net investment income at the end of period	$193,347	$93,527	$193,288	$404,345

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (continued)

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$816,729	$71,919	$(24,649)	$22,755
Net realized gain (loss) from investments and foreign currency	10,628,087	269,998	1,288,776	513,150
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,315,182)	494,889	4,243,389	422,815
Net increase (decrease) in net assets from operations	9,129,634	836,806	5,507,516	958,720
Distributions to Shareholders
From net investment income:
Class A	(5,817)	(22,092)	—	(16,667)
Class C	—	(1,004)	—	(94)
Class R3	—	—	—	(1,741)
Class I	(215,419)	(24,411)	(3,461)	(13,493)
From accumulated net realized gains:
Class A	(26,204)	(38,837)	(171,502)	—
Class C	(8,929)	(5,450)	(34,135)	—
Class R3	—	—	(5,824)	—
Class I	(338,861)	(35,712)	(216,778)	—
Decrease in net assets from distributions to shareholders	(595,230)	(127,506)	(431,700)	(31,995)
Fund Share Transactions
Fund reorganization(1)	60,343,815	—	29,945,877	—
Proceeds from sale of shares	5,518,274	5,111,363	23,750,549	1,058,743
Proceeds from shares issued to shareholders due to reinvestment of distributions	393,249	58,569	306,801	19,126
	66,255,338	5,169,932	54,003,227	1,077,869
Cost of shares redeemed	(29,599,411)	(1,099,850)	(10,757,224)	(905,992)
Net increase (decrease) in net assets from Fund share transactions	36,655,927	4,070,082	43,246,003	171,877
Net increase (decrease) in net assets	45,190,331	4,779,382	48,321,819	1,098,602
Net assets at the beginning of period	7,677,920	2,898,538	5,278,603	4,180,001
Net assets at the end of period	$52,868,251	$7,677,920	$53,600,422	$5,278,603
Undistributed (Over-distribution of) net investment income at the end of period	$653,962	$63,990	$(22,276)	$3,444

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

68	Nuveen Investments

Symphony Small Cap Core
For the Period 12/10/13 (commencement of operations) through 9/30/14
Operations
Net investment income (loss)	$68
Net realized gain (loss) from investments and foreign currency	(11,466)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	10,736
Net increase (decrease) in net assets from operations	(662)
Distributions to Shareholders
From net investment income:
Class A	—
Class C	—
Class R3	—
Class I	—
From accumulated net realized gains:
Class A	—
Class C	—
Class R3	—
Class I	—
Decrease in net assets from distributions to shareholders	—
Fund Share Transactions
Fund reorganization	—
Proceeds from sale of shares	1,142,900
Proceeds from shares issued to shareholders due to reinvestment of distributions	—
1,142,900
Cost of shares redeemed	—
Net increase (decrease) in net assets from Fund share transactions	1,142,900
Net increase (decrease) in net assets	1,142,238
Net assets at the beginning of period	—
Net assets at the end of period	$1,142,238
Undistributed (Over-distribution of) net investment income at the end of period	$23

See accompanying notes to financial statements.

Nuveen Investments	69

Financial

Highlights

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/08)
2014	$17.95	$0.36	$0.58	$0.94	$(0.18)	$—	$(0.18)	$18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
2012	12.97	0.23	1.98	2.21	(0.21)	—	(0.21)	14.97
2011	14.44	0.22	(1.45)	(1.23)	(0.24)	—	(0.24)	12.97
2010	13.98	0.19	0.53	0.72	(0.26)	—	(0.26)	14.44
Class C (5/08)
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
2012	12.84	0.10	1.98	2.08	(0.09)	—	(0.09)	14.83
2011	14.31	0.11	(1.45)	(1.34)	(0.13)	—	(0.13)	12.84
2010	13.87	0.10	0.51	0.61	(0.17)	—	(0.17)	14.31
Class R3 (10/10)
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
2012	12.98	0.21	1.97	2.18	(0.17)	—	(0.17)	14.99
2011(d)	14.50	0.18	(1.50)	(1.32)	(0.20)	—	(0.20)	12.98
Class I (5/08)
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
2012	12.98	0.30	1.94	2.24	(0.24)	—	(0.24)	14.98
2011	14.45	0.26	(1.46)	(1.20)	(0.27)	—	(0.27)	12.98
2010	13.98	0.25	0.51	0.76	(0.29)	—	(0.29)	14.45

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.25%	$707	2.21%		1.04%	1.35%		1.90%		42%
20.33	108	3.18		(0.37)	1.35		1.46		18
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34
5.20	231	12.44		(9.70)	1.37		1.38		100

4.48	238	3.11		0.04	2.10		1.06		42
19.42	216	3.90		(1.08)	2.10		0.73		18
16.18	137	9.68		(6.85)	2.10		0.73		22
(9.41)	314	10.94		(8.08)	2.11		0.75		34
4.43	179	13.21		(10.36)	2.12		0.73		100

5.01	60	2.61		0.44	1.60		1.45		42
20.02	57	3.44		(0.60)	1.60		1.24		18
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

5.55	17,731	2.00		0.85	1.10		1.75		42
20.61	6,806	2.80		0.16	1.10		1.86		18
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34
5.50	405	12.10		(9.16)	1.12		1.82		100

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014	$28.16	$0.07	$5.55	$5.62	$(0.10)	$(0.15)	$(0.25)	$33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
2012	21.34	0.12	6.23	6.35	—	(2.50)	(2.50)	25.19
2011	20.63	— *	0.71	0.71	—	—	—	21.34
2010	17.50	— *	3.14	3.14	(0.01)	—	(0.01)	20.63
Class C (12/06)
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
2012	20.61	(0.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
2011	20.07	(0.19)	0.73	0.54	—	—	—	20.61
2010	17.15	(0.17)	3.09	2.92	—	—	—	20.07
Class R3 (9/09)
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
2012	21.38	0.09	6.20	6.29	—	(2.50)	(2.50)	25.17
2011	20.72	(0.07)	0.73	0.66	—	—	—	21.38
2010	17.61	(0.08)	3.19	3.11	—	—	—	20.72
Class I (12/06)
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
2012	21.53	0.21	6.26	6.47	—	(2.50)	(2.50)	25.50
2011	20.77	0.04	0.72	0.76	—	—	—	21.53
2010	17.62	0.02	3.18	3.20	(0.05)	—	(0.05)	20.77

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

20.04%	$74,479	1.16%	0.23%	1.16%	0.23%	71%
12.83	70,314	1.21	0.81	1.21	0.81	128
32.70	36,680	1.79	(0.06)	1.22	0.51	106
3.44	2,107	2.36	(1.15)	1.23	(0.02)	151
17.96	1,063	2.69	(1.40)	1.29	— **	70

19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128
31.68	11,841	2.57	(0.82)	1.97	(0.22)	106
2.69	1,326	3.18	(2.01)	1.98	(0.80)	151
17.03	367	3.43	(2.26)	2.06	(0.89)	70

19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128
32.32	2,372	1.99	(0.14)	1.47	0.38	106
3.19	60	2.67	(1.50)	1.48	(0.31)	151
17.66	59	3.05	(1.90)	1.56	(0.41)	70

20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128
33.00	14,004	1.61	0.25	0.97	0.89	106
3.66	2,460	2.26	(1.11)	0.98	0.16	151
18.19	7,080	2.57	(1.42)	1.06	0.09	70

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/07)
2014	$25.41	$0.31	$4.71	$5.02	$(0.03)	$(0.15)	$(0.18)	$30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
2012	17.94	0.29	4.38	4.67	(0.18)	—	(0.18)	22.43
2011	17.40	0.20	0.45	0.65	(0.11)	—	(0.11)	17.94
2010	15.33	0.05	2.05	2.10	(0.03)	—	(0.03)	17.40
Class C (9/07)
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
2012	17.58	0.13	4.30	4.43	(0.03)	—	(0.03)	21.98
2011	17.08	0.05	0.45	0.50	—	—	—	17.58
2010	15.14	(0.08)	2.02	1.94	—	—	—	17.08
Class I (9/07)
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
2012	17.97	0.36	4.38	4.74	(0.23)	—	(0.23)	22.48
2011	17.43	0.23	0.46	0.69	(0.15)	—	(0.15)	17.97
2010	15.35	0.09	2.05	2.14	(0.06)	—	(0.06)	17.43

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.86%	$5,927	1.26%	0.89%	1.06%	1.10%	125%
16.88	4,370	2.72	(0.18)	1.22	1.32	84
26.17	877	4.02	(1.38)	1.23	1.42	85
3.69	702	5.79	(3.55)	1.23	1.02	80
13.69	376	5.10	(3.42)	1.39	0.30	59

19.01	2,063	2.00	0.17	1.81	0.36	125
15.95	1,090	3.49	(1.06)	1.97	0.46	84
25.24	170	5.56	(2.94)	1.98	0.64	85
2.93	363	6.72	(4.50)	1.98	0.25	80
12.81	221	5.80	(4.16)	2.14	(0.51)	59

20.17	44,878	0.95	1.31	0.80	1.46	125
17.14	2,218	2.51	0.06	0.97	1.60	84
26.56	1,852	3.29	(0.60)	0.98	1.71	85
3.91	1,099	5.56	(3.39)	0.98	1.19	80
13.97	1,835	4.77	(3.11)	1.14	0.51	59

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/06)
2014	$30.11	$(0.06)	$4.54	$4.48	$—	$(0.37)	$(0.37)	$34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
2012	19.95	0.09	5.02	5.11	—	—	—	25.06
2011	20.54	0.01	(0.60)	(0.59)	—	—	—	19.95
2010	17.29	— *	3.28	3.28	(0.03)	—	(0.03)	20.54
Class C (5/06)
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
2012	19.18	(0.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(0.17)	(0.55)	(0.72)	—	—	—	19.18
2010	16.85	(0.13)	3.18	3.05	—	—	—	19.90
Class R3 (5/09)
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
2012	19.98	0.02	5.04	5.06	—	—	—	25.04
2011	20.62	(0.07)	(0.57)	(0.64)	—	—	—	19.98
2010	17.37	(0.05)	3.30	3.25	—	—	—	20.62
Class I (5/06)
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
2012	20.15	0.23	5.01	5.24	—	—	—	25.39
2011	20.70	0.06	(0.61)	(0.55)	—	—	—	20.15
2010	17.41	0.05	3.30	3.35	(0.06)	—	(0.06)	20.70

76	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.01%	$14,225	1.60%	(0.38)%	1.39%	(0.17)%	141%
21.02	2,426	2.97	(1.09)	1.37	0.52	163
25.66	2,026	4.06	(2.33)	1.37	0.36	138
(2.87)	1,591	4.57	(3.17)	1.38	0.02	93
18.96	339	13.18	(11.79)	1.39	0.01	82

14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163
24.77	548	4.92	(3.34)	2.12	(0.54)	138
(3.62)	674	5.46	(4.08)	2.13	(0.75)	93
18.10	314	13.95	(12.55)	2.14	(0.74)	82

14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163
25.38	272	4.33	(2.60)	1.62	0.10	138
(3.10)	207	5.38	(4.04)	1.63	(0.28)	93
18.71	210	13.64	(12.26)	1.64	(0.25)	82

15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163
26.00	1,334	3.37	(1.28)	1.12	0.97	138
(2.66)	358	4.86	(3.49)	1.13	0.23	93
19.30	302	13.20	(11.82)	1.14	0.25	82

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2014(d)	$20.00	$(0.03)	$0.06	$0.03	$—	$—	$—	$20.03
Class C (12/13)
2014(d)	20.00	(0.15)	0.06	(0.09)	—	—	—	19.91
Class I (12/13)
2014(d)	20.00	0.01	0.06	0.07	—	—	—	20.07

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.15%	$50	4.83	%*	(3.65	)%*	1.37	%*	(0.19	)%*	51%

(0.45)	50	5.58	*	(4.40	)*	2.12	*	(0.94	)*	51

0.35	1,042	4.58	*	(3.39	)*	1.12	*	0.07	*	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized

See accompanying notes to financial statements.

Nuveen Investments	79

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Symphony Small Cap Core commenced operations on December 10, 2013.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowing for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Small Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2013 reconstitution was $129 million to $3.3 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

80	Nuveen Investments

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds (the “Acquired Funds”) were reorganized into the following Funds included in this report (the “Acquiring Funds”) as follows (each a “Reorganization” and collectively, the “Reorganizations”):

Acquired Funds	Acquiring Funds
Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”)	Symphony Low Volatility Equity
Nuveen Mid Cap Select Fund (“Mid Cap Select”)	Symphony Mid-Cap Core

The Reorganizations were approved by the shareholders of Mid Cap Select and Quantitative Enhanced Core Equity at a special meeting on September 20, 2013 and September 24, 2013, respectively, and the Reorganizations were consummated at the close of business for each Fund on October 4, 2013 and October 29, 2013, respectively.

Upon the closing of each Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Funds were then distributed to shareholders of the Acquired Funds and the Acquired Funds were terminated. As a result of these transactions, shareholders of the Acquired Funds became shareholders of the Acquiring Funds and ceased to be shareholders of the Acquired Funds. Shareholders of each Acquired Fund received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the Reorganization. Details of the Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	81

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily trade and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be

82	Nuveen Investments

the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen Funds’ Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$18,277,244	$108,080	$—	$18,385,324
Exchange-Traded Funds	93,295	—	—	93,295
Short-Term Investments:
Repurchase Agreements	—	209,718	—	209,718
Total	$18,370,539	$317,798	$—	$18,688,337

Symphony Large-Cap Growth
Long-Term Investments:
Common Stocks*	$166,626,600	$—	$—	$166,626,600
Exchange-Traded Funds	337,198	—	—	337,198
Short-Term Investments:
Repurchase Agreements	—	138,823	—	138,823
Total	$166,963,798	$138,823	$—	$167,102,621

Symphony Low Volatility Equity
Long-Term Investments:
Common Stocks*	$52,864,497	$—	$—	$52,864,497
Exchange-Traded Funds	160,191	—	—	160,191
Short-Term Investments:
Repurchase Agreements	—	188,289	—	188,289
Total	$53,024,688	$188,289	$—	$53,212,977

Symphony Mid-Cap Core
Long-Term Investments:
Common Stocks*	$52,542,017	$—	$—	$52,542,017

Symphony Small Cap Core
Long-Term Investments:
Common Stocks*	$1,139,566	$—	$—	$1,139,566
Exchange-Traded Funds	5,561	—	—	5,561
Total	$1,145,127	$—	$—	$1,145,127
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	83

Notes to Financial Statements (continued)

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Symphony International Equity
Common Stocks	$2,480,152	$—	$—	$(2,480,152)	$—	$—

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

84	Nuveen Investments

As of September 30, 2014, investments in non-U.S. securities for the Funds were as follows:

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$3,753,579	20.0%
United Kingdom	3,677,512	19.6
Germany	1,538,496	8.2
Switzerland	1,413,263	7.5
France	1,356,906	7.2
Netherlands	1,091,116	5.8
Hong Kong	837,574	4.5
Norway	600,602	3.2
Ireland	547,869	2.9
Israel	484,133	2.6
Other countries	3,084,275	16.6
Total non-U.S. securities	$18,385,325	98.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period,

and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledge (From) Counterparty*	Net Exposure
Symphony International Equity	Fixed Income Clearing Corporation	$209,718	$(209,718)	$—
Symphony Large-Cap Growth	Fixed Income Clearing Corporation	138,823	(138,823)	—
Symphony Low Volatility Equity	Fixed Income Clearing Corporation	188,289	(188,289)	—
*	As of September 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s

Nuveen Investments	85

Notes to Financial Statements (continued)

exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony International Equity
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,809	$661,051	1,218	$19,372
Class C	4,807	88,047	4,708	80,520
Class R3	209	3,929	106	1,786
Class I	625,569	12,106,735	332,835	5,069,750
Shares issued to shareholders due to reinvestment of distributions:
Class A	27	500	11	168
Class C	12	222	—	—
Class R3	1	21	—	—
Class I	4,444	83,376	1,773	27,705
	669,878	12,943,881	340,651	5,199,301
Shares redeemed:
Class A	(3,072)	(59,788)	(2,536)	(40,703)
Class C	(4,099)	(78,168)	(1,742)	(27,596)
Class R3	(138)	(2,683)	(406)	(6,611)
Class I	(62,289)	(1,202,092)	(8,626)	(147,465)
	(69,598)	(1,342,731)	(13,310)	(222,375)
Net increase (decrease)	600,280	$11,601,150	327,341	$4,976,926

	Symphony Large-Cap Growth
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	491,254	$15,325,115	1,992,173	$51,263,611
Class C	129,944	3,833,872	487,070	11,910,834
Class R3	24,338	759,831	53,338	1,381,867
Class I	751,084	24,457,791	1,488,764	38,546,072
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,103	607,638	16,765	403,356
Class C	4,512	128,270	1,059	24,457
Class R3	598	17,912	621	14,970
Class I	14,644	449,720	9,642	234,399
	1,436,477	45,580,149	4,049,432	103,779,566
Shares redeemed:
Class A	(786,611)	(24,726,478)	(968,400)	(24,981,432)
Class C	(159,468)	(4,714,946)	(138,872)	(3,488,637)
Class R3	(25,940)	(831,108)	(50,900)	(1,301,652)
Class I	(411,121)	(13,019,863)	(507,413)	(13,467,532)
	(1,383,140)	(43,292,395)	(1,665,585)	(43,239,253)
Net increase (decrease)	53,337	$2,287,754	2,383,847	$60,540,313

86	Nuveen Investments

	Symphony Low Volatility Equity
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	6,527	$174,373	—	$—
Class C	9,697	253,555	—	—
Class I	2,237,701	59,915,887	—	—
Shares sold:
Class A	47,940	1,365,911	148,153	3,485,987
Class C	30,539	833,457	38,565	919,996
Class I	114,291	3,318,906	29,374	705,380
Shares issued to shareholders due to reinvestment of distributions:
Class A	730	19,642	1,171	25,099
Class C	235	6,128	198	4,173
Class I	13,537	367,479	1,366	29,297
	2,461,197	66,255,338	218,827	5,169,932
Shares redeemed:
Class A	(31,292)	(857,222)	(16,417)	(394,287)
Class C	(14,182)	(400,480)	(2,700)	(67,157)
Class I	(972,579)	(28,341,709)	(25,991)	(638,406)
	(1,018,053)	(29,599,411)	(45,108)	(1,099,850)
Net increase (decrease)	1,443,144	$36,655,927	173,719	$4,070,082

(1)	Refer to Note 8 – Fund Reorganizations for further details.

	Symphony Mid-Cap Core
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	392,918	11,948,719	—	$—
Class C	68,435	1,986,136	—	—
Class I	519,797	16,011,022	—	—
Shares sold:
Class A	23,783	787,757	23,717	612,376
Class C	6,754	212,729	5,297	130,822
Class R3	2,820	95,688	4,018	104,444
Class I	673,271	22,654,375	8,025	211,101
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,302	165,411	560	13,810
Class C	1,085	32,230	4	84
Class R3	65	2,034	18	449
Class I	3,387	107,126	192	4,783
	1,697,617	54,003,227	41,831	1,077,869
Shares redeemed:
Class A	(86,898)	(2,899,473)	(24,525)	(678,318)
Class C	(20,791)	(655,001)	(2,119)	(55,854)
Class R3	(14,582)	(492,713)	(16)	(435)
Class I	(196,741)	(6,710,037)	(6,513)	(171,385)
	(319,012)	(10,757,224)	(33,173)	(905,992)
Net increase (decrease)	1,378,605	$43,246,003	8,658	$171,877

(1)	Refer to Note 8 – Fund Reorganizations for further details.

Nuveen Investments	87

Notes to Financial Statements (continued)

	Symphony Small Cap Core
	For the Period 12/10/13 (commencement of operations) through 9/30/14
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	51,938	1,042,900
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class I	—	—
	56,938	1,142,900
Shares redeemed:
Class A	—	—
Class C	—	—
Class I	—	—
	—	—
Net increase (decrease)	56,938	$1,142,900

5. Investment Transactions

Long-term purchases and sales during the fiscal year ended September 30, 2014, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core*
Purchases	$16,344,522	$110,804,331	$72,840,008	$71,690,563	$1,681,439
Sales and maturities	4,720,458	110,057,598	96,132,936	59,922,289	535,180
*	For the period December 10, 2013 (commencement of operations) through September 30, 2014.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification.

Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$17,910,581	$131,603,138	$41,784,641	$46,714,177	$1,134,536
Gross unrealized:
Appreciation	$1,436,447	$37,188,323	$11,673,858	$6,511,015	$73,295
Depreciation	(658,691)	(1,688,840)	(245,522)	(683,175)	(62,704)
Net unrealized appreciation (depreciation) of investments	$777,756	$35,499,483	$11,428,336	$5,827,840	$10,591

88	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, real estate investment trust adjustments, investments in passive foreign investment companies, distribution reallocation, investments in partnerships, nondeductible stock issuance costs, nondeductible reorganization expenses and reorganization adjustments, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2014, the Funds’ tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$(142)	$—	$2,874,793	$13,079,859	$(166)
Undistributed (Over-distribution of) net investment income	4,877	—	(5,521)	2,390	(45)
Accumulated net realized gain (loss)	(4,735)	—	(2,869,272)	(13,082,249)	211

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$193,352	$3,657,992	$5,454,795	$6,735	$23
Undistributed net long-term capital gains	—	5,348,211	2,878,847	15,705	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$95,381	$918,932	$320,652	$223,757	$—
Distributions from net long-term capital gains	—	334,862	274,578	207,943	—

2013	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$32,015	$756,604	$47,507	$31,995	N/A
Distributions from net long-term capital gains	—	—	79,999	—	N/A
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2014, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Symphony International Equity	Symphony Mid-Cap Core[2]	Symphony Small Cap Core
Expiration:
September 30, 2016	$—	$11,664,157	$—
September 30, 2017	167,810	—	—
Not subject to expiration	—	—	11,110
Total	$167,810	$11,664,157	$11,110
[2]	Symphony Mid-Cap Core’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended September 30, 2014, the following Funds utilized capital loss carryforwards as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Mid-Cap Core
Utilized capital loss carryforwards	$201,465	$235,783	$1,417,417

Nuveen Investments	89

Notes to Financial Statements (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Symphony Mid-Cap Core
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	29,011
[3]	Capital losses incurred from November 1, 2013 through September 30, 2014, the Fund’s tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through September 30, 2014 and specified losses incurred from November 1, 2013 through September 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Advisor is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Funds , payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity Fund-Level Fee Rate	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Low Volatility Equity Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small Cap Core Fund-Level Fee Rate
For the first $125 million	0.6000%	0.5000%	0.5000%	0.5500%	0.7000%
For the next $125 million	0.5875	0.4875	0.4875	0.5375	0.6875
For the next $250 million	0.5750	0.4750	0.4750	0.5250	0.6750
For the next $500 million	0.5625	0.4625	0.4625	0.5125	0.6625
For the next $1 billion	0.5500	0.4500	0.4500	0.5000	0.6500
For net assets over $2 billion	0.5250	0.4250	0.4250	0.4750	0.6250

The annual complex-level fee for each Funds , payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate for each of the Funds was as follows:

Fund	Complex-Level Fee Rate
Symphony International Equity	0.1646%
Symphony Large-Cap Growth	0.1646
Symphony Low Volatility Equity	0.2000
Symphony Mid-Cap Core	0.1843
Symphony Small Cap Core	0.1646

90	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	1.13%		January 31, 2015	1.38%
Symphony Large-Cap Growth	1.00		January 31, 2015	1.35
Symphony Low Volatility Equity	0.80	*	January 31, 2015*	1.45
Symphony Mid-Cap Core	1.15		January 31, 2015	1.40
Symphony Small Cap Core	1.15		December 31, 2015	N/A
*	Effective October 30, 2013. Symphony Low Volatility Equity’s temporary Expense Cap and temporary Expense Cap expiration date were 1.00% and January 31, 2014, respectively, for the period October 1, 2013 through October 29, 2013.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected (Unaudited)	$2,142	$75,507	$29,061	$6,972	$—
Paid to financial intermediaries (Unaudited)	1,869	66,573	25,512	6,095	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances (Unaudited)	$490	$30,348	$6,716	$1,253	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained (Unaudited)	$1,307	$64,374	$5,650	$8,696	$507

The remaining 12b-1 fees charged to the were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2014, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained (Unaudited)	$125	$3,699	$55	$123	$—

As of September 30, 2014, Nuveen owned shares of the Fund as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Class A Shares	$—	$—	$—	$—	$—
Class C Shares	—	—	—	—	—
Class R3 Shares	3,058	—	—	—	—
Class I Shares	—	—	—	—	—

Nuveen Investments	91

Notes to Financial Statements (continued)

8. Fund Reorganizations

The Reorganizations, as previously described in Note1 – General Information and Significant Accounting Policies, Fund Reorganizations, were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each respective Reorganization, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

Investments of the Acquired Funds

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Mid Cap Select	Quantitative Enhanced Core Equity
Cost of investments	$29,028,642	$47,510,580
Fair value of investments	29,896,555	60,313,804
Unrealized appreciation (depreciation) of investments	867,913	12,803,224

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after each respective Reorganization are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Mid Cap Select
Class A Shares	908,442	$11,948,719	$13.15
Class C Shares	165,328	1,986,136	12.01
Class I Shares	1,163,339	16,011,022	13.76
Quantitative Enhanced Core Equity
Class A Shares	7,725	$174,373	$22.57
Class C Shares	11,282	253,555	22.47
Class I Shares	2,652,538	59,915,887	22.59

Acquiring Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Symphony Low Volatility Equity
Class A Shares	162,457	$4,340,194	$26.72
Class C Shares	46,931	1,227,139	26.15
Class I Shares	86,855	2,325,594	26.78
Symphony Mid-Cap Core
Class A Shares	80,524	$2,448,772	$30.41
Class C Shares	26,100	757,494	29.02
Class R3 Shares	14,903	452,705	30.38
Class I Shares	54,377	1,674,956	30.80

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Symphony Low Volatility Equity
Class A Shares	168,984	$4,514,567	$26.72
Class C Shares	56,628	1,480,694	26.15
Class I Shares	2,324,556	62,241,481	26.78
Symphony Mid-Cap Core
Class A Shares	473,439	$14,397,491	$30.41
Class C Shares	94,535	2,743,630	29.02
Class R3 Shares	14,903	452,705	30.38
Class I Shares	574,174	17,685,978	30.80

92	Nuveen Investments

Pro Forma Results of Operations

The beginning of the Acquired Funds’ last fiscal period was November 1, 2012. Assuming the Reorganizations had been completed on October 1, 2013, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the fiscal year ended September 30, 2014, are as follows:

	Symphony Low Volatility Equity	Symphony Mid-Cap Core
Net investment income (loss)	$855,069	$(28,177)
Net realized and unrealized gains (losses)	11,260,311	5,823,631
Change in net assets resulting from operations	12,115,380	5,795,454

Because the combined investment portfolios for each Reorganization were managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

10. Subsequent Event

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

Nuveen Investments	93

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2014:

					Long Term Capital Gain Dividend
Symphony Large Cap Growth					$ 334,682
Symphony Low Volatility Equity					3,095,029
Symphony Mid Cap Core					207,943

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
% of QDI	100%	100%	100%	55%	N/A
% of DRD	0%	100%	100%	53%	N/A

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

94	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	95

Glossary of Terms Used in this Report (Unaudited) (continued)

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

96	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

Nuveen Investments	97

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	199
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	199
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	199
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	199

98	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	199
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	199

Nuveen Investments	99

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	200
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	200
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	200

100	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	200
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	200
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	200
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	200
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

102	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets

104	Nuveen Investments

under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Symphony Small Cap Core Fund (the “Small Cap Core Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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In considering the performance data for the Funds, the Independent Board Members noted the following:

Certain Funds had satisfactory performance compared to their peers. In this regard, Nuveen Symphony Low Volatility Equity Fund (the “Low Volatility Equity Fund”) and Nuveen Symphony International Equity Fund (the “International Equity Fund”) performed in the second or third quartile over various periods.

Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Growth Fund”) lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although the Large-Cap Growth Fund performed in the fourth quartile in the one-year period, it performed in the third quartile in the three-year period and the second quartile in the five-year period.

Additionally, the Small Cap Core Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Core Fund”) lagged its peers and benchmark over various periods. In this regard, although the Mid-Cap Core Fund was in the second quartile in the five-year period, it was in the fourth quartile in the one- and three-year periods and underperformed its benchmark in the one-, three- and five-year periods. As described above, for Nuveen funds with challenged performance such as the Mid-Cap Core Fund, the Board considered and discussed the factors contributing to the performance results and considered any steps that had been or should be taken to address performance issues. The Board noted that, although the Mid-Cap Core Fund underperformed its benchmark and lagged its peers in recent years, it also posted strong absolute returns in 2013. The Board will continue to monitor the Mid-Cap Core Fund and any steps proposed or taken to address performance challenges.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

Notwithstanding the Small Cap Core Fund, the Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the International Equity Fund, the Large-Cap Growth Fund, the Low Volatility Equity Fund and the Mid-Cap Core Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages.

With respect to the Small Cap Core Fund, the Board noted that the Original Advisory Agreements of such Fund were recently approved in the latter part of 2013 and therefore would not have been up for review but for the change of control of Nuveen terminating the Original Advisory Agreements upon completion of the Transaction. For administrative convenience, the Board reapproved the Original Advisory Agreements for the Fund. As with all Nuveen funds, the Board considered the information concerning the Small Cap Core Fund provided at earlier meetings. The Board considered, among other things, the Fund’s management fee structure, the rationale for the fee levels, and its expected expense ratio in absolute

Nuveen Investments	107

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Board reviewed, among other things, the gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified. The Independent Board Members also considered the sub-advisory fee rate for the Fund. The Independent Board Members further considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule and any applicable fee waivers and expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. The Independent Board Members also noted that the Sub-Adviser also advises equity and taxable fixed-income hedge funds and reviewed the average fee and fee range assessed such funds as well as the performance fee. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations.

108	Nuveen Investments

Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory

110	Nuveen Investments

Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments	111

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SYMPH-0914D        4516-INV-Y11/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	12,596	0	2,540	0
Nuveen Symphony Low Volatility Equity Fund	12,690	0	2,540	0
Nuveen Symphony Small Cap Core Fund (5)	12,405	0	0	0
Nuveen Symphony International Equity Fund	16,162	0	3,545	0
Nuveen Symphony Large-Cap Growth Fund	13,069	0	2,540	0

Total	$66,921	$0	$11,165	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund commenced operations on 12/10/2013.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund (5)	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	11,946	0	2,500	0
Nuveen Symphony Low Volatility Equity Fund	11,947	0	2,500	0
Nuveen Symphony Small Cap Core Fund (5)	0	0	0	0
Nuveen Symphony International Equity Fund	15,550	0	2,500	0
Nuveen Symphony Large-Cap Growth Fund	12,362	0	2,500	0

Total	$51,805	$0	$10,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund commenced operations on 12/10/2013.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund (1)	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

[1]	Fund commenced operations on 12/10/2013.

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,540	0	0	2,540
Nuveen Symphony Low Volatility Equity Fund	2,540	0	0	2,540
Nuveen Symphony Small Cap Core Fund (1)	0	0	0	0
Nuveen Symphony International Equity Fund	3,545	0	0	3,545
Nuveen Symphony Large-Cap Growth Fund	2,540	0	0	2,540

Total	$11,165	$0	$0	$11,165

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Fund commenced operations on 12/10/2013.

Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,500	0	0	2,500
Nuveen Symphony Low Volatility Equity Fund	2,500	0	0	2,500
Nuveen Symphony Small Cap Core Fund (1)	0	0	0	0
Nuveen Symphony International Equity Fund	2,500	0	0	2,500
Nuveen Symphony Large-Cap Growth Fund	2,500	0	0	2,500

Total	$10,000	$0	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	Fund commenced operations on 12/10/2013.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2014